UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Schedule 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐	Definitive Proxy Statement
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☐	Soliciting Material under § 240.14a-12
ROSS ACQUISITION CORP II
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PRELIMINARY PROXY STATEMENT
SUBJECT TO COMPLETION, DATED FEBRUARY [•], 2024
ROSS ACQUISITION CORP II
1 Pelican Lane
Palm Beach, Florida 33480
LETTER TO SHAREHOLDERS
TO THE SHAREHOLDERS OF ROSS ACQUISITION CORP II:
You are cordially invited to attend an extraordinary general meeting (the “extraordinary general meeting”) of shareholders of Ross Acquisition Corp II (the “Company,” “we,” “us” or “our”), which will be held on March [•], 2024 at [•] Eastern Time, at the office of White & Case LLP at 1221 Avenue of the Americas, New York, NY 10020, and via a virtual meeting, or at such other time, on such other date and at such other place to which the extraordinary general meeting may be adjourned.
The extraordinary general meeting will be conducted via live webcast, but the physical location of the extraordinary general meeting will remain at the location specified above for the purposes of our Amended and Restated Memorandum and Articles of Association (as amended, our “Articles”). If you wish to attend the extraordinary general meeting in person, you must reserve your attendance at least two business days in advance of the extraordinary general meeting by contacting the Company at 1 Pelican Lane, Palm Beach, Florida 33480, (561) 655-2615, Attn: Nadim Qureshi, by 9:00 a.m., Eastern Time, on March [•], 2024 (two business days prior to the initially scheduled meeting date). You will be able to attend the extraordinary general meeting online, vote and submit your questions during the extraordinary general meeting by visiting: [•].
Even if you are planning on attending the extraordinary general meeting online or in person, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the extraordinary general meeting. Instructions on voting your shares are on the proxy materials you received for the extraordinary general meeting. Even if you plan to attend the extraordinary general meeting online or in person, it is strongly recommended you complete and return your proxy card before the extraordinary general meeting date, to ensure that your shares will be represented at the extraordinary general meeting if you are unable to attend.
The accompanying proxy statement (the “Proxy Statement”) is dated [•], 2024, and is first being mailed to shareholders of the Company on or about [•], 2024. The sole purpose of the extraordinary general meeting is to consider and vote upon the following proposals (the “Proposals”):
1.
a proposal to approve, as a special resolution, the amendment of our Articles in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”), to extend the date by which the Company must (i) consummate or effect a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”, and the Company’s initial Business Combination, the “Initial Business Combination”), (ii) cease all operations except for the purpose of winding up, and (iii) redeem 100% of our Class A ordinary shares, $0.0001 par value (the “Class A ordinary shares”), included as part of the units (the “Public Shares”) sold in the Company’s initial public offering that was consummated on March 16, 2021 (the “IPO”), from March 16, 2024 to September 12, 2024 (the “Extension”, and such later date, the “Extended Date”), or such earlier date as determined by the Company’s board of directors (the “Board”); and

2.
a proposal to approve, as an ordinary resolution, the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or if the Board determines that additional time is necessary to effectuate the Extension or it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal (the “Adjournment Proposal”).

Each of the Proposals are more fully described in the accompanying Proxy Statement.
The purpose of the Extension Amendment Proposal is to allow us additional time to identify, negotiate and consummate or effect a Business Combination.

The Company’s prospectus for its initial public offering (“IPO”) and its Articles initially provided that the Company had until March 16, 2023 (or 24 months after the closing date of its IPO) to complete a Business Combination. On March 13, 2023, the Company’s shareholders approved an amendment to the Articles to extend the time the Company has to complete a Business Combination to September 16, 2023. On September 15, 2023, the Company’s shareholders approved a second amendment to the Articles to further extend the time the Company has to complete a Business Combination to March 16, 2024 (the “Combination Period”). The Company’s board of directors (the “Board”) currently believes that there will not be sufficient time within the Combination Period to complete a Business Combination. Accordingly, the Board has determined that the Extension Amendment would be in the best interests of our shareholders in order to give our shareholders the opportunity to consider an investment opportunity in connection with a Business Combination, rather than commencing a liquidation on March 16, 2024 as required by our Articles.
The purpose of the Adjournment Proposal is to allow the Company to adjourn the extraordinary general meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if the Board determines that additional time is necessary to effectuate the Extension or it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.
In connection with the Extension Amendment Proposal, holders of the Public Shares (holders of such shares, the “Public Shareholders”) may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued and outstanding Public Shares, regardless of whether such Public Shareholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when a Business Combination is submitted to the shareholders, subject to any limitations set forth in our Articles, as amended. In addition, Public Shareholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.
To make the Election, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender or deliver your Public Shares to the Company’s transfer agent at least two business days prior to initial scheduled date of the extraordinary general meeting (or 5:00 p.m. Eastern Time on March [•], 2024). You may tender or deliver your Public Shares by either delivering your shares (and any share certificate(s) (if any)) to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s Deposit/Withdrawal At Custodian system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election. THE REDEMPTION RIGHTS INCLUDE THE REQUIREMENT THAT A HOLDER MUST IDENTIFY ITSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE ITS LEGAL NAME, PHONE NUMBER AND ADDRESS TO THE TRUSTEE IN ORDER TO VALIDLY REDEEM ITS SHARES.
As of the Record Date (as defined below), based on funds in the Trust Account of approximately $[•] million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $[•] per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The closing price of the Company’s Class A ordinary shares on [•], 2024 as reported on the New York Stock Exchange was $[•]. The Company cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
The Adjournment Proposal, if adopted, will allow the Board to adjourn the extraordinary general meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal may be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, or if the Board determines that additional time is necessary to effectuate the Extension or it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by March 16, 2024 in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, if any (less taxes payable and up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by March 16, 2024, 36 months from the closing of the IPO.
Our sponsor, Ross Holding Company LLC, a Cayman Islands limited liability company (the “Sponsor”), owns 8,625,000 Class B ordinary shares, par value $0.0001 (the “Class B ordinary shares” or “Founder Shares”), that were issued to the Sponsor prior to our IPO, and 5,933,333 private placement warrants (the “Private Placement Warrants”), which were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.
The Board has fixed the close of business on February [•], 2024 (the “Record Date”) as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the extraordinary general meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the extraordinary general meeting or any adjournment thereof. On the Record Date, there were 13,666,098 ordinary shares outstanding, consisting of 5,041,098 Public Shares and 8,625,000 Class B ordinary shares, par value $0.0001 (the Class B ordinary shares together with the Public Shares, the “ordinary shares”).
Under Cayman Islands law and the Articles, (i) the approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of the holders of at least two-thirds (2/3) of the then-issued and outstanding ordinary shares, and (ii) the approval of the Adjournment Proposal requires an ordinary resolution, being the affirmative vote of the holders of at least a majority of the then-issued and outstanding ordinary shares, in each case by the holders who, being present (including via live webcast) or represented by proxy and entitled to vote at the extraordinary general meeting, vote at the extraordinary general meeting. Shareholder approval of the Extension Amendment Proposal is required for the implementation of the Board’s plan to extend the date by which we must complete a Business Combination. Notwithstanding shareholder approval of the Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.
Currently, the Sponsor owns approximately 63.1% of our issued and outstanding ordinary shares, including 8,625,000 Founder Shares, which is 100% of the Class B ordinary shares. Accordingly, as of the Record Date, in addition to the shares held by the Sponsor, the Company would only need 485,733 Public Shares, or approximately 9.6% of all outstanding Public Shares, to be voted in favor of the Extension Amendment Proposal and no additional Public Shares to be voted in favor of the Adjournment Proposal, to approve such proposals, assuming all outstanding ordinary shares are voted on such proposals. If only a minimum quorum, consisting of a bare majority of outstanding ordinary shares, is present at the extraordinary general meeting, in addition to the shares held by the Sponsor, the Company would not need any additional Public Shares to be voted in favor of the Extension Amendment Proposal or the Adjournment Proposal to approve such proposals.
You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a general meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.
AFTER CAREFUL CONSIDERATION OF ALL RELEVANT FACTORS, THE BOARD HAS DETERMINED THAT THE EXTENSION AMENDMENT PROPOSAL, AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL ARE ADVISABLE AND RECOMMENDS THAT YOU VOTE OR GIVE INSTRUCTION TO VOTE “FOR” SUCH PROPOSALS.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal and the Adjournment Proposal and the extraordinary general meeting. Whether or not you plan to attend the extraordinary general meeting, we urge you to read this material carefully and vote your shares. Shareholders will have the opportunity to present questions to the management of the Company at the extraordinary general meeting.
[•], 2024	By Order of the Board of Directors

Wilbur L. Ross, Jr.
President, Chief Executive Officer and Chairman
Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the extraordinary general meeting. If you are a shareholder of record, you may also cast your vote online at the extraordinary general meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online or in person at the extraordinary general meeting by obtaining a proxy from your brokerage firm or bank. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal or the Adjournment Proposal. Failure to vote by proxy or to vote in person (including virtually) at the extraordinary general meeting will have no effect on the outcome of the vote on the Extension Amendment Proposal or the Adjournment Proposal.
Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on March [•], 2024. This notice of meeting and the accompanying Proxy Statement are available at www.proxyvote.com.

ROSS ACQUISITION CORP II
1 Pelican Lane
Palm Beach, Florida 33480

NOTICE OF EXTRAORDINARY GENERAL MEETING
TO BE HELD ON MARCH [•], 2024

PROXY STATEMENT
You are cordially invited to attend the extraordinary general meeting (the “extraordinary general meeting”) of shareholders of Ross Acquisition Corp II (the “Company,” “we,” “us” or “our”), which will be held on March [•], 2024 at [•] Eastern Time, at the office of White & Case LLP at 1221 Avenue of the Americas, New York, NY 10020, and via a virtual meeting, or at such other time, on such other date and at such other place to which the extraordinary general meeting may be adjourned.
The extraordinary general meeting will be conducted via live webcast, but the physical location of the extraordinary general meeting will remain at the location specified above for the purposes of our Amended and Restated Memorandum and Articles of Association (as amended, our “Articles”). If you wish to attend the extraordinary general meeting in person, you must reserve your attendance at least two business days in advance of the extraordinary general meeting by contacting the Company at 1 Pelican Lane, Palm Beach, Florida 33480, (561) 655-2615, Attn: Nadim Qureshi, by 9:00 a.m., Eastern Time, on March [•], 2024 (two business days prior to the initially scheduled meeting date). You will be able to attend the extraordinary general meeting online, vote and submit your questions during the extraordinary general meeting by visiting: [•].
Even if you are planning on attending the extraordinary general meeting online or in person, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the extraordinary general meeting. Instructions on voting your shares are on the proxy materials you received for the extraordinary general meeting. Even if you plan to attend the extraordinary general meeting online or in person, it is strongly recommended you complete and return your proxy card before the extraordinary general meeting date, to ensure that your shares will be represented at the extraordinary general meeting if you are unable to attend.
The accompanying proxy statement (the “Proxy Statement”) is dated [•], 2024, and is first being mailed to shareholders of the Company on or about [•], 2024. The sole purpose of the extraordinary general meeting is to consider and vote upon the following proposals (the “Proposals”):
1.
a proposal to approve, as a special resolution, the amendment of our Articles in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”), to extend the date by which the Company must (i) consummate or effect a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”, and the Company’s initial Business Combination, the “Initial Business Combination”), (ii) cease all operations except for the purpose of winding up, and (iii) redeem 100% of our Class A ordinary shares, $0.0001 par value (the “Class A ordinary shares”), included as part of the units (the “Public Shares”) sold in the Company’s initial public offering that was consummated on March 16, 2021 (the “IPO”), from March 16, 2024 to September 12, 2024 (the “Extension”, and such later date, the “Extended Date”), or such earlier date as determined by the Company’s board of directors (the “Board”); and

2.
a proposal to approve, as an ordinary resolution, the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or if the Board determines that additional time is necessary to effectuate the Extension or it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal (the “Adjournment Proposal”).

Each of the Proposals are more fully described in this Proxy Statement.
The purpose of the Extension Amendment Proposal is to allow us additional time to identify, negotiate and consummate or effect a Business Combination.

The Company’s prospectus for its initial public offer (“IPO”) and its Articles initially provided that the Company had until March 16, 2023 (or 24 months after the closing date of its IPO) to complete a Business Combination. On March 13, 2023, the Company’s shareholders approved an amendment to the Articles to extend the time the Company has to complete a Business Combination to September 16, 2023. On September 15, 2023, the Company’s shareholders approved a second amendment to the Articles to further extend the time the Company has to complete a Business Combination to March 16, 2024. (the “Combination Period”). The Company’s board of directors (the “Board”) currently believes that there will not be sufficient time within the Combination Period to complete a Business Combination. Accordingly, the Board has determined that the Extension Amendment would be in the best interests of our shareholders in order to give our shareholders the opportunity to consider a Business Combination, rather than commencing a liquidation on March 16, 2024 as required by our Articles.
The purpose of the Adjournment Proposal is to allow the Company to adjourn the extraordinary general meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if the Board determines that additional time is necessary to effectuate the Extension or it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.
In connection with the Extension Amendment Proposal, holders of the Public Shares (holders of such shares, the “Public Shareholders”) may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued and outstanding Public Shares, regardless of whether such Public Shareholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaibtwning holders of Public Shares will retain their right to redeem their Public Shares when a Business Combination, is submitted to the shareholders, subject to any limitations set forth in our Articles, as amended. In addition, Public Shareholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.
To make the Election, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender or deliver your Public Shares to the Company’s transfer agent at least two business days prior to the initial scheduled date of the extraordinary general meeting (or 5:00 p.m. Eastern Time on March [•], 2024). You may tender or deliver your Public Shares by either delivering your shares (and any share certificate(s) (if any)) to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s Deposit/Withdrawal At Custodian system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election. THE REDEMPTION RIGHTS INCLUDE THE REQUIREMENT THAT A HOLDER MUST IDENTIFY ITSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE ITS LEGAL NAME, PHONE NUMBER AND ADDRESS TO THE TRUSTEE IN ORDER TO VALIDLY REDEEM ITS SHARES.
As of the Record Date (as defined below), based on funds in the Trust Account of approximately $[•] million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $[•] per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The closing price of the Company’s Class A ordinary shares on [•], 2024 as reported on the New York Stock Exchange was $[•]. The Company cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
The Adjournment Proposal, if adopted, will allow the Board to adjourn the extraordinary general meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal may be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, or if the Board determines that additional time is necessary to effectuate the Extension or it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by March 16, 2024 in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, if any (less taxes payable and up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by March 16, 2024, 36 months from the closing of the IPO.
Our sponsor, Ross Holding Company LLC, a Cayman Islands limited liability company (the “Sponsor”), owns 8,625,000 Class B ordinary shares, par value $0.0001 (the “Class B ordinary shares” or “Founder Shares” and, together with the Public Shares, the “ordinary shares”), that were issued to the Sponsor prior to our IPO, and 5,933,333 private placement warrants (the “Private Placement Warrants”), which were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.
The Company has sought, and will continue to seek, that all vendors, service providers, prospective target businesses and other entities with which the Company does business execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account for the benefit of the holders of Public Shares. The Sponsor has agreed that it will be liable to us, if and to the extent any claims by a third-party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.00 per Public Share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our tax obligations, provided that such liability will not apply to any claims by a third-party or prospective target business that executed a waiver of any and all rights to seek access to the Trust Account and as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third-party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. There is no assurance that the Sponsor will be able to satisfy its obligations; the Company has not asked the Sponsor to reserve for such indemnification obligations. The per-share liquidation price for the Public Shares is anticipated to be approximately $[•] million (based on the amount in the Trust Account as of the Record Date, before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.00, plus interest, due to unforeseen claims of potential creditors.
If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated March 16, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), will (i) remove from the Trust Account an amount (the “Withdrawal Amount”), equal to the number of Public Shares properly redeemed multiplied by the per-share price (the per-share price being equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and net of taxes paid or payable, divided by the number of then-outstanding Public Shares), and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a Business Combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a Business Combination through the Extended Date, if the Extension Amendment Proposal is approved.
The Board has fixed the close of business on February [•], 2024 (the “Record Date”) as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the extraordinary general meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the extraordinary general meeting or any adjournment thereof. On the Record Date, there were 13,666,098 ordinary shares outstanding, consisting of 5,041,098 Public Shares and 8,625,000 Class B ordinary shares.

Under Cayman Islands law and the Articles, (i) the approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of the holders of at least two-thirds (2/3) of the then-issued and outstanding ordinary shares, and (ii) the approval of the Adjournment Proposal requires an ordinary resolution, being the affirmative vote of the holders of at least a majority of the then-issued and outstanding ordinary shares, in each case by the holders who, being present (including via live webcast) or represented by proxy and entitled to vote at the extraordinary general meeting, vote at the extraordinary general meeting. Shareholder approval of the Extension Amendment Proposal is required for the implementation of the Board’s plan to extend the date by which we must complete a Business Combination. Notwithstanding shareholder approval of the Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.
This Proxy Statement contains important information about the extraordinary general meeting and the Proposals. Please read it carefully and vote your shares.
This Proxy Statement is dated [•], 2024 and is first being mailed to shareholders on or about [•], 2024.
[•], 2024	By Order of the Board of Directors

Wilbur L. Ross, Jr. President, Chief Executive Officer and Chairman

i

QUESTIONS AND ANSWERS ABOUT THE MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annex to this Proxy Statement.
Why am I receiving this Proxy Statement?
This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the extraordinary general meeting of shareholders to be held at [•] Eastern Time on March [•], 2024, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the Proposals to be considered at the extraordinary general meeting. This Proxy Statement and the enclosed proxy card were first sent to our shareholders on or about [•], 2024.
The Company is a blank check company incorporated on January 19, 2021 as a Cayman Islands exempted company for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In March 2021, the Company consummated its IPO from which it derived gross proceeds of $345.0 million. Like most blank check companies, our Articles provide for the return of the IPO proceeds held in trust to the holders of shares sold in the IPO if there is no qualifying Business Combination(s) consummated on or before a certain date (in our case, presently March 16, 2024, and if the Extension is implemented, September 12, 2024). The Board believes that it is in the best interests of the shareholders to continue the Company’s existence until the Extended Date in order that our shareholders are given the opportunity to consider a Business Combination, rather than commencing a liquidation on March 16, 2024.
The extraordinary general meeting is being held to allow us additional time to identify, negotiate and consummate or effect a Business Combination.
The Proposals
What is being voted on?
You are being asked to vote on two Proposals:
•
Extension Amendment Proposal. A proposal to approve a special resolution to amend our Articles to extend the date by which we have to either consummate a Business Combination or wind up the Company and redeem 100% of the Public Shares sold in the IPO from March 16, 2024 to September 12, 2024 (or such earlier date as determined by the Board); and

•
Adjournment Proposal. A proposal to approve an ordinary resolution to approve the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, or if the Board determines that additional time is necessary to effectuate the Extension or it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to extend the date that we have to complete a Business Combination. The purpose of the Extension Amendment is to allow the Company more time to complete a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.
If the Extension Amendment Proposal is approved and the Extension is implemented, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a Business Combination on or before the Extended Date.
If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved. In such event, we may need to obtain additional funds to complete a Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved, or the Extension Amendment is approved but not implemented and we do not consummate a Business Combination by March 16, 2024 in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, if any (less taxes payable and up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by March 16, 2024, 36 months from the closing of the IPO. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of their ownership of the Founder Share or the Private Placement Warrants.
Why is the Company proposing the Extension Amendment Proposal?
Our Articles provide for the return of our IPO proceeds held in the Trust Account to the holders of Public Shares if there is no Business Combination consummated on or before March 16, 2024. As explained below, we will not be able to complete a Business Combination by that date, and, therefore, we are asking for an extension of this timeframe.
The sole purpose of the Extension Amendment Proposal is to allow us additional time to identify, negotiate and consummate or effect a Business Combination, which our Board believes is in the best interest of our shareholders. There is no assurance that the Company will be able to consummate a Business Combination, given the actions that must occur prior to closing of any Business Combination, including identification of a target company and negotiation of the terms of a business combination or similar agreement.
The Company believes that given its expenditure of time, effort and money on searching for potential opportunities for a Business Combination, circumstances warrant providing Public Shareholders an opportunity to consider an Initial Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Articles in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of the Public Shares sold in our IPO from March 16, 2024 to September 12, 2024 (or such earlier date as determined by the Board).
Shareholder approval of the Extension Amendment Proposal is required for the implementation of the Board’s plan to extend the date by which we must complete a Business Combination. Notwithstanding shareholder approval of the Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.
You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.
Why is the Company proposing the Adjournment Proposal?
The Company is proposing the Adjournment Proposal to provide flexibility to adjourn the extraordinary general meeting to give the Company more time to seek approval of the Extension Amendment Proposal, if necessary or if the Board determines that additional time is necessary to effectuate the Extension or it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal. If the Adjournment Proposal is not approved, the Company will not have the ability to adjourn the extraordinary general meeting to a later date for the purpose of soliciting additional proxies or because additional time is necessary to effectuate the Extension. In such event, the Extension would not be completed, the Company would cease all operations except for the purpose of winding up, the Company would redeem 100% of the outstanding Public Shares for cash and, subject to the approval of its remaining shareholders, the Board and Cayman Islands law, the Company would dissolve and liquidate.

Why should I vote “FOR” the Extension Amendment Proposal?
The Board believes shareholders should have an opportunity to evaluate a Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Articles in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of the Public Shares sold in our IPO from March 16, 2024 to September 12, 2024 (or such earlier date as determined by the Board). The Extension would give the Company the opportunity to complete a Business Combination.
Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete a Business Combination before March 16, 2024, we will provide our Public Shareholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes paid or payable, if any), divided by the number of then-outstanding Public Shares. We believe that these Articles provisions were included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Articles.
The Board recommends that you vote in favor of the Extension Amendment Proposal.
Why should I vote “FOR” the Adjournment Proposal?
If the Adjournment Proposal is not approved by our shareholders, the Board may not be able to adjourn the extraordinary general meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or if the Board determines that additional time is necessary to effectuate the Extension or it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.
What vote is required to adopt the Proposals?
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Extension Amendment Proposal. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued ordinary shares who are present in person (including via live webcast) or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting.

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Adjournment Proposal. If presented, the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the ordinary shares present in person (including via live webcast) or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting.

Shareholder approval of the Extension Amendment Proposal is required for the implementation of the Board’s plan to extend the date by which we must complete a Business Combination. Notwithstanding shareholder approval of the Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.
What if I don’t want to vote “FOR” any of the Proposals?
If you do not want the Extension Amendment Proposal to be approved, you may vote “AGAINST” such proposal. Abstentions and broker non-votes (as described below) will have no effect on the Extension Amendment Proposal. You will be entitled to redeem your Public Shares for cash in connection with this vote whether or not you vote for or against, or do not vote, on these Proposals, so long as you make the Election. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.
If you do not want the Adjournment Proposal to be approved, you may vote “AGAINST” such proposal. Abstentions and broker non-votes (as described below) will have no effect on such proposal.
How do the Company insiders intend to vote their shares?
All of our directors, executive officers and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any Public Shares owned by them) in favor of the Extension

Amendment Proposal, and, if presented, the Adjournment Proposal. Currently, the Sponsor owns approximately 63.1% of our issued and outstanding ordinary shares, including 8,625,000 Founder Shares, which is 100% of the Class B ordinary shares. Accordingly, as of the Record Date, in addition to the shares held by the Sponsor, the Company would only need 485,733 Public Shares, or approximately 9.6% of all outstanding Public Shares, to be voted in favor of the Extension Amendment Proposal and no additional Public Shares to be voted in favor of the Adjournment Proposal, to approve such proposals, assuming all outstanding ordinary shares are voted on such proposals. If only a minimum quorum, consisting of a bare majority of outstanding ordinary shares, is present at the extraordinary general meeting, in addition to the shares held by the Sponsor, the Company would not need any additional Public Shares to be voted in favor of the Extension Amendment Proposal or the Adjournment Proposal to approve such proposals.
In addition, the Sponsor, the Company’s directors, the Company’s officers or any of their respective affiliates, may purchase Public Shares in privately negotiated transactions or in the open market prior to or following the extraordinary general meeting, although they are under no obligation to do so. Such Public Shares purchased by the Company, the Sponsor, the Company’s directors, the Company’s officers or any of their respective affiliates would be (a) purchased at a price no higher than the redemption price for the Public Shares, which is currently estimated to be $[•] per share and (b) would not be (i) voted by the Company, the Sponsor, the Company’s directors, the Company’s officers or any of their respective affiliates at the extraordinary general meeting or (ii) redeemable by the Company, the Sponsor, the Company’s directors, the Company’s officers or any of their respective affiliates. Any such purchases that are completed after the Record Date may include a contractual acknowledgement that such shareholder, although still the record holder of such Public Shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. Any Public Shares purchased by the Sponsor, the Company’s directors, the Company’s officers or any of their respective affiliates would not be voted at the extraordinary general meeting. The purpose of such share purchases and other transactions would be to increase the likelihood that the Proposals to be voted upon at the extraordinary general meeting are approved by the requisite number of votes and to reduce the number of Public Shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Proposals to be voted upon at the extraordinary general meeting and elected to redeem their Public Shares for a portion of the Trust Account. None of the Company, the Sponsor, the Company’s directors, the Company’s officers or any of their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act or other federal securities law. Other than as expressly stated herein, the Sponsor, the Company’s directors, the Company’s officers or any of their respective affiliates have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions.
Does the Board recommend voting for the approval of the Proposals?
Yes. After careful consideration of the terms and conditions of these Proposals, the Board has determined that the Extension Amendment Proposal, and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board recommends that our shareholders vote “FOR” the Extension Amendment Proposal, and “FOR” the Adjournment Proposal, if presented.
What interests do the Sponsor and the Company’s directors and officers have in the approval of the Proposals?
The Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of 8,625,000 Founder Shares (purchased for a nominal price) and 5,933,333 Private Placement Warrants (purchased for $8,900,000) by the Sponsor, which would expire worthless if a Business Combination is not consummated. In addition, the Sponsor has loaned $[•] to the Company that would be repaid out of the proceeds of the Trust Account released to the Company at the consummation of the Business Combination. Otherwise, such extension loans would be repaid only out of funds held outside the Trust Account. See the sections below entitled “Proposal One — The Extension Amendment Proposal — Interests of the Sponsor and our Directors and Officers.”
Do I have appraisal rights or dissenters’ rights if I object to any of the Proposals?
Our shareholders do not have appraisal rights or dissenters’ rights in connection with the Proposals under Cayman Islands law. Shareholders are entitled to exercise the rights of redemption as set out in the section entitled “Proposal One — The Extension Amendment Proposal — Redemption Rights.”

The Extension Amendment Proposal
When would the Board abandon the Extension Amendment Proposal?
The Board will abandon the Extension Amendment if our shareholders do not approve the Extension Amendment Proposal.
Notwithstanding shareholder approval of the Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.
What happens if the Extension Amendment Proposal is not approved or the Extension Amendment is approved but not implemented?
The Board will abandon the Extension Amendment if our shareholders do not approve the Extension Amendment Proposal. Notwithstanding shareholder approval of the Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.
If the Extension Amendment Proposal is not approved or if the Extension Amendment is approved but not implemented, and we do not consummate a Business Combination by March 16, 2024 in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by March 16, 2024. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.
In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares or the Private Placement Warrants.
If the Extension Amendment Proposal is approved, what happens next?
We are seeking the Extension Amendment to provide us time to identify, negotiate and consummate or effect a Business Combination.
Upon approval of the Extension Amendment Proposal by the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued ordinary shares who are present in person (including via live webcast) or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting, we will adopt and file an amendment to the Articles with the Registrar of Companies of the Cayman Islands in the form of Annex A hereto.
If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account and redemption of Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by the Sponsor as a result of its ownership of the Founder Shares.
Notwithstanding shareholder approval of the Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders
We will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and expect that our units, Public Shares and warrants included as part of the units sold in the IPO (the “Public Warrants”) will remain publicly traded. However, the NYSE Listed Company Manual Section 102.06(e) also requires that a SPAC, such as the Company, must complete one or more business combinations within (i) the time period specified by its constitutive documents or by contract or (ii) three years of its initial public offering, whichever is shorter (“NYSE Deadline”). The Extension contemplated by the Extension Amendment Proposal will extend our ability to complete an initial business combination until September 12, 2024 (or such earlier date as determined by the Board), which will take us beyond the NYSE Deadline. As we will be unable to complete an Initial Business Combination by March 16, 2024, we anticipate being subject to suspension and delisting from the NYSE due to our non-compliance with such requirement. As such, following such date (including after the Extension), it is likely that NYSE will not continue to list our securities, which could limit investors’ ability to transact in our securities and subject us to additional trading restrictions, further outlined below. See “Risk Factors — The Extension contemplated by the Extension Amendment Proposal contravenes NYSE rules, and as a result, we anticipate that NYSE will suspend or delist our securities from trading on its exchange after March 16, 2024, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.”
Accordingly, we intend to seek to transfer the listing of our securities to The Nasdaq Stock Market (“Nasdaq”) in advance of March 16, 2024. We have not received approval from Nasdaq for such transfer, and there can be no assurance that we would obtain such approval. Moreover, even if we obtain such approval and transfer the listing of our securities to Nasdaq, there can be no assurance that we will be able to maintain such listing. In particular, like the NYSE, Nasdaq requires that we complete an Initial Business Combination no later than 36 months after our IPO. We expect that Nasdaq would allow us to appeal a delisting and be granted additional time to complete an Initial Business Combination after 36 months. However, we may not be successful in such an appeal. If we are not successful in such an appeal our securities will be delisted from Nasdaq. See “Risk Factors—If we transfer the listing of our securities to Nasdaq, and continue our life beyond March 16, 2024 without completing an Initial Business Combination, Nasdaq may delist our securities from its exchange which could limit investors’ ability to make transactions in its securities and subject us to additional trading restrictions.”
What happens to our warrants if the Extension Amendment Proposal is not approved, or if the Extension Amendment Proposal is approved, but the Extension is not implemented?
If the Extension Amendment Proposal is not approved, or if the Extension Amendment Proposal is approved, but the Extension is not implemented and we do not consummate a Business Combination by March 16, 2024 in accordance with our Articles, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our income taxes, if any (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.
What happens to our warrants if the Extension Amendment Proposal is approved and implemented?
If the Extension Amendment Proposal is approved and the Extension is implemented, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a Business Combination until the Extended Date. The Public Warrants will remain outstanding and only become exercisable 30 days after the completion of a Business Combination, provided that we have an effective registration statement under the Securities Act covering our Class A ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).
How do I redeem my Public Shares?
Each of our Public Shareholders may seek to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes paid or payable, if any), divided by the number of then-outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a Business Combination.

In order to exercise your redemption rights in connection with the implementation of the Extension, you must, prior to 5:00 p.m. Eastern Time on March [•], 2024 (two business days before the initial scheduled date of the extraordinary general meeting) tender or deliver your shares (and any share certificates (if any)) physically or electronically and submit a request in writing that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address:
Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, New York 10004
E-mail: SPACredemptions@continentalstock.com
Any request for redemption, once made, may be withdrawn at any time until the deadline for submitting redemption requests, and thereafter, with the consent of the Company. THE REDEMPTION RIGHTS INCLUDE THE REQUIREMENT THAT A HOLDER MUST IDENTIFY ITSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE ITS LEGAL NAME, PHONE NUMBER AND ADDRESS IN ORDER TO VALIDLY REDEEM ITS SHARES.
Information about the extraordinary general meeting
How do I attend the extraordinary general meeting?
As a registered shareholder, you will receive a proxy card from Broadridge Financial Solutions, Inc (“Broadridge”). The form contains instructions on how to attend the extraordinary general meeting including the URL address, [•], along with your control number. You will need your control number for access. If on the Record Date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name,” and you will need to contact your brokerage firm, custodian bank, or other nominee, to obtain a legal proxy and control number for access.
How do I change or revoke my vote after I have voted?
You may change your vote at any time until 11:59 p.m. Eastern Time the day before the extraordinary general meeting by logging into www.proxyvote.com with your control number or by calling the 1-800 number indicated on your proxy card. If you wish to change or revoke your vote by mail, you must mark, sign and date your proxy card, and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
Please note, however, that if on the Record Date, your shares were held in street name, then these proxy materials have been forwarded to you by your brokerage firm, custodian bank, or other nominee, and you must follow their instructions or contact them to change or revoke your vote.
How are votes counted?
Votes will be counted by the inspector of election appointed for the extraordinary general meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of the holders of at least two-thirds (2/3) of the then-issued and outstanding ordinary shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued ordinary shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting.
Shareholder approval of the Extension Amendment Proposal is required for the implementation of the Board’s plan to extend the date by which we must complete a Business Combination. Notwithstanding shareholder approval of the Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.
Shareholders who attend the extraordinary general meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of ordinary shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the extraordinary general meeting. The presence, in person or by proxy or by duly authorized representative, at the extraordinary general meeting of the holders of a majority of all issued and outstanding ordinary shares entitled to vote at the extraordinary general meeting shall constitute a quorum for the extraordinary general meeting.
At the extraordinary general meeting, only those votes which are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and any ordinary shares which are not voted at the extraordinary general meeting will have no effect on the outcome of such votes.
Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the extraordinary general meeting and therefore will have no effect on the approval of each of the Proposals as a matter of Cayman Islands law.
If my shares are held in “street name,” will my broker automatically vote them for me?
No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.
We believe the Extension Amendment Proposal, and the Adjournment Proposal, if presented, will be considered non-discretionary, and therefore your broker, bank, or nominee cannot vote your shares without your instruction on these proposals. Consequently, your bank, broker, or other nominee can vote your shares for these proposals only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held in street name, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.
How many votes must be present to hold the extraordinary general meeting?
A quorum of our shareholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual extraordinary general meeting), in person or by proxy, of shareholders holding a majority of the ordinary shares entitled to vote at the extraordinary general meeting constitutes a “quorum.”
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee), attend in person or if you vote online at the extraordinary general meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the extraordinary general meeting has the power to adjourn the extraordinary general meeting. As of the Record Date for the extraordinary general meeting, 6,833,050 ordinary shares would be required to achieve a quorum.
All of our directors, executive officers and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any Public Shares owned by them) in favor of the Extension Amendment Proposal, and, if presented, the Adjournment Proposal. Currently, the Sponsor owns approximately 63.1% of our issued and outstanding ordinary shares, including 8,625,000 Founder Shares. Accordingly, no additional Public Shares will need to be present for a quorum.
Who can vote at the extraordinary general meeting?
Only holders of record of our ordinary shares at the close of business on the Record Date, February [•], 2024, are entitled to have their vote counted at the extraordinary general meeting and any adjournments or postponements thereof. On this Record Date, 5,041,098 Class A ordinary shares and 8,625,000 Class B ordinary shares were outstanding and entitled to vote.
What is the difference between a shareholder of record and a beneficial owner of shares held in street name?
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Shareholder of Record: Shares Registered in Your Name. If on the Record Date your ordinary shares were registered directly in your name with our transfer agent, Continental, then you are a “shareholder of record.”

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Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your ordinary shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “beneficial owner” of ordinary shares held in street name and these proxy materials are being forwarded to you by that organization.

What is the proxy card?
The proxy card enables you to appoint each of Wilbur L. Ross, Jr., our President, Chief Executive Officer and Chairman of the board, and Stephen J. Toy, our Chief Financial Officer, as your representatives at the extraordinary general meeting. By completing and returning the proxy card, you are authorizing Wilbur L. Ross, Jr. and Stephen J. Toy to vote your ordinary shares at the extraordinary general meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the extraordinary general meeting. Even if you plan to attend the extraordinary general meeting, it is strongly recommended that you complete and return your proxy card before the extraordinary general meeting date in case your plans change. If a proposal comes up for vote at the extraordinary general meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.
Will my shares be voted if I do not provide my proxy?
If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.
Brokers are prohibited from exercising discretionary authority on non-routine matters. The Extension Amendment Proposal and the Adjournment Proposal are considered non-routine matters. Therefore, brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”).
How can I vote if I am a shareholder of record?
•	Online. If you are a shareholder of record, you may vote online at the extraordinary general meeting.
•	By Mail. You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.
Whether or not you plan to attend the extraordinary general meeting online, we urge you to vote by proxy to ensure your vote is counted. You may still attend the extraordinary general meeting and vote online if you have already voted by proxy.
How can I vote if I am a beneficial owner of shares held in street name?
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Online at the extraordinary general meeting. If you are a beneficial owner of shares held in street name and you wish to vote online at the extraordinary general meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

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By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

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By telephone or over the Internet. You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

You are also invited to attend the extraordinary general meeting. For more information, see the subsection above entitled “— How do I attend the extraordinary general meeting.”
What happens if I do not indicate how to vote my proxy?
If you sign your proxy card without providing further instructions, your ordinary shares will be voted “FOR” the Proposals.
How many votes do I have?
Each Class A ordinary share and Class B ordinary share is entitled to one vote on each matter that comes before the extraordinary general meeting. See the section below entitled “Beneficial Ownership of Securities” for information about the stock or share holdings of the Sponsor, directors and executive officers.

Is my vote kept confidential?
Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.
What do I need to do now?
We urge you to read carefully and consider the information contained in this Proxy Statement, including the annex, and to consider how the Proposals will affect you as our shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your ordinary shares.
Where do I find the voting results of the extraordinary general meeting?
We will announce preliminary voting results at the extraordinary general meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the extraordinary general meeting.
Who can help answer my questions?
If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card, you may contact us at:
Ross Acquisition Corp II
1 Pelican Lane
Palm Beach, Florida 33480
Tel: (561) 655-2615
In order to receive timely delivery of the documents in advance of the extraordinary general meeting, you must make your request for information no later than five business days prior to the extraordinary general meeting. You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section below entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS
Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. No representations or warranties, express or implied are given in, or in respect of, this Proxy Statement. When we use words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements.
These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to:
•	our ability to identify a target, negotiate and complete a Business Combination;
•	the anticipated benefits of any Business Combination;
•	expectations with respect to future operating and financial performance and growth, including the timing of the completion of a Business Combination;
•	plans, intentions or future operations of our successor following a Business Combination, including our successor’s ability to execute on their business plans and strategy;
•	the volatility of the market price and liquidity of our securities;
•	the ability to meet stock exchange listing standards following the redemption in connection with the Extension, if the Extension is approved by our shareholders;
•	the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;
•	our potential ability to obtain additional financing, if needed, to complete a Business Combination;
•	the competitive environment in which our successor will operate following a Business Combination;
•	changes in SEC rules and other laws or regulations or in how such laws or regulations are interpreted or applied, applicable to special purpose acquisition companies (“SPACs”);
•	our ability to continue as a going concern; and
•	other risks and uncertainties described from time to time in filings with the SEC.
The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described under the heading “Risk Factors” and elsewhere in this Proxy Statement, and under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, our subsequently filed Quarterly Reports on Form 10-Q, and any other documents filed by the Company with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. There may be additional risks that the Company does not presently know, or that the Company currently believe are immaterial, that could cause actual results to differ from those contained in the forward-looking statements. For these reasons, among others, investors and other interested persons are cautioned not to place undue reliance upon any forward-looking statements in this Proxy Statement. The Company does not undertake any obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date of this Proxy Statement, except as required by applicable law.

RISK FACTORS
You should consider carefully all of the risks described in our (i) IPO prospectus, (ii) Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on April 6, 2023, (iii) Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, as filed with the SEC on May 23, 2023, October 10, 2023 and November 20, 2023, respectively, and (iv) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Extension will enable us to complete a Business Combination.
Approving the Extension involves a number of risks. Even if the Extension is approved and implemented, the Company can provide no assurances that a Business Combination will be consummated prior to the Extended Date. Our ability to consummate a Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved and implemented, the Company expects to seek shareholder approval of a Business Combination. We are required to offer Public Shareholders the opportunity to redeem Public Shares in connection with the Extension Amendment, and we will be required to offer Public Shareholders redemption rights again in connection with any shareholder vote to approve a Business Combination. Even if the Extension and a Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension or a Business Combination vote could exacerbate these risks.
Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.
If we are deemed to be an “investment company” for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete a Business Combination and instead liquidate the Company.
If we are deemed to be an investment company under the Investment Company Act of 1940 (the “Investment Company Act”), our activities may be restricted, including:
•	restrictions on the nature of our investments; and
•	restrictions on the issuance of securities,
each of which may make it difficult for us to complete an Initial Business Combination.
In addition, we may have imposed upon us burdensome requirements, including:
•	registration as an investment company with the SEC;
•	adoption of a specific form of corporate structure; and
•	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.
In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete an Initial Business Combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

We do not believe that our current and anticipated principal activities subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account may only be held as cash, or invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the trust agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments or by holding the proceeds as cash, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act.
However, even if we invest the proceeds in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, we may be deemed to be an investment company. Additionally, in the adopting release for the SPAC Rules, the SEC provided guidance that a SPAC’s potential status as an “investment company” depends on a variety of factors, such as a SPAC’s duration, asset composition, business purpose and activities and “is a question of facts and circumstances” requiring individualized analysis. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate.
If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. If we are deemed to be an investment company and subject to registration under, compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an Initial Business Combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.
Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications may adversely affect our business, including our ability to negotiate and complete our initial business combination.
We are subject to laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and applicable non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of an Initial Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an Initial Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our Initial Business Combination.
On January 24, 2024, the SEC issued final rules (the “2024 SPAC Rules”), effective as of 125 days following the publication of the 2024 SPAC Rules in the Federal Register, that formally adopted some of the SEC’s proposed rules for SPACs that were released on March 30, 2022. The 2024 SPAC Rules, among other items, impose additional disclosure requirements in initial public offerings by SPACs and business combination transactions involving SPACs and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings, as well as when projections are disclosed in connection with proposed business combination transactions; increase the potential liability of certain participants in proposed business combination transactions; and could impact the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940. The 2024 SPAC Rules may materially adversely affect our business, including our ability to negotiate and complete, and the costs associated with, our Initial Business Combination, and results of operations.
To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we have instructed Continental, the trustee, to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in an interest bearing demand deposit account until the earlier of the consummation of an Initial Business Combination or our liquidation. Following the liquidation of investments in the Trust Account, we receive reduced interest, if any, on the funds held in the Trust Account, which reduces the dollar amount our Public Shareholders would receive upon any redemption or liquidation of the Company.
The funds in the Trust Account were, from our IPO until the end of March 2023, held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, the longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. To mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we instructed Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest bearing demand deposit account at a bank until the earlier of the consummation of our Initial Business Combination or the liquidation of the Company. Following such liquidation, we receive reduced interest on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, our decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest bearing demand deposit at a bank reduces the dollar amount our Public Shareholders would receive upon any redemption or liquidation of the Company.
We may not be able to complete a Business Combination if the proposed transaction is subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.
Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an Initial Business Combination to be consummated with us, we may not be able to consummate a Business Combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.
In the United States, certain mergers that may affect competition may require certain filings with and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.
Outside the United States, laws or regulations may affect our ability to consummate a Business Combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated.
U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.
As a result of these various restrictions, the pool of potential targets with which we could complete a Business Combination may be limited, and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete a Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. Were we to liquidate the Company, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.
The Company’s ability to complete an Initial Business Combination with a U.S. target company may be impacted if such Business Combination is subject to U.S. foreign investment regulations and review by a U.S. government entity, such CFIUS, and ultimately prohibited.
The Sponsor, Ross Holding Company LLC, is a Cayman Islands limited liability company. Although entities organized in non-U.S. jurisdictions such as the Cayman Islands are sometimes considered “foreign persons” under the regulations administered by CFIUS, the Company believes the Sponsor would not be considered a foreign person because it is ultimately controlled and majority-owned by U.S. nationals.
In the event the Sponsor is considered a foreign person, however, the Company could also be considered a foreign person and would continue to be considered as such in the future for so long as the Sponsor has the ability to exercise control over the Company for purposes of CFIUS’s regulations. The Company could likewise be considered a foreign person if a foreign investor acquires a significant interest in the Company and is viewed as having the ability to exercise control over the Company. As such, an Initial Business Combination with a U.S. business may be subject to CFIUS review, the scope of which includes controlling investments as well as certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. If the Company’s potential Initial Business Combination with a U.S. business falls within CFIUS’s jurisdiction, the Company may determine that it is required to make a mandatory filing or that it will submit a voluntary filing to CFIUS, or to proceed with the Initial Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Initial Business Combination. CFIUS may decide to delay the Initial Business Combination, impose conditions to mitigate national security concerns with respect to such Initial Business Combination or recommend that the U.S. president block the Initial Business Combination or order the Company to divest all or a portion of a U.S. business of the combined company, which may limit the attractiveness of or prevent the Company from pursuing certain Initial Business Combination opportunities that it believes would otherwise be beneficial to the Company and its shareholders. As a result, the pool of potential targets with which the Company could complete an Initial Business Combination may be impacted, and it may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.
Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and the Company has limited time to complete its Initial Business Combination. If the Company cannot complete its Initial Business Combination by March 16, 2024 or by September 12, 2024, if the Extension is approved, or such later date that may be approved by the Company’s shareholders, because the review process extends beyond such timeframe or because the Initial Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, the Company may be required to liquidate. If the Company liquidates, its Public Shareholders may only receive approximately $[•] per Public Share (based on the amount held in the Trust Account as of the Record Date (including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes), and assuming the Extension is not approved), and the Company’s warrants will expire worthless. This will also cause you to lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.
The ability of our Public Shareholders to exercise redemption rights if the Extension Amendment Proposal is approved with respect to a large number of our Public Shares may adversely affect the liquidity of our securities.
Pursuant to our Articles, a Public Shareholder may request that the Company redeem all or a portion of such Public Shareholder’s Public Shares for cash if the Extension Amendment Proposal is approved and the Extension is implemented. The ability of our Public Shareholders to exercise such redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our Class A ordinary shares. As a result, you may be unable to sell your Class A ordinary shares even if the per-share market price is higher than the per-share redemption price paid to Public Shareholders that elect to redeem their Public Shares if the Extension Amendment Proposal is approved.

The Extension contemplated by the Extension Amendment Proposal contravenes NYSE rules, and as a result, we anticipate that NYSE will suspend or delist our securities from trading on its exchange after March 16, 2024, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
There is a risk that trading in our securities may be suspended and we may be subject to delisting by NYSE, particularly if the Extension Amendment Proposal is approved. We cannot assure you that our securities will continue to be listed on the NYSE in the future, including following the Extension or prior to any Initial Business Combination. In order to continue listing our securities on the NYSE prior to any Initial Business Combination, we must maintain certain financial, distribution and stock price levels. In general, we must maintain a minimum number of holders of our securities and certain financial, distribution and stock price levels. Additionally, in connection with a Business Combination, we will be required to demonstrate compliance with the NYSE’s initial listing requirements, which are more rigorous than the NYSE’s continued listing requirements, in order to continue to maintain the listing of our securities on the NYSE. For instance, our share price would generally be required to be at least $4 per share, our aggregate market value would be required to be at least $100,000,000, and the market value of our publicly held shares would be required to be at least $80,000,000. We cannot assure you that we will be able to meet those initial listing requirements at that time. If the NYSE delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:
The NYSE Listed Company Manual Section 102.06(e) also requires that a SPAC, such as the Company, must complete one or more business combinations by the NYSE Deadline. The Extension contemplated by the Extension Amendment Proposal will extend our ability to complete an initial business combination until September 12, 2024 (or such earlier date as determined by the Board), which will take us beyond the NYSE Deadline. As we will be unable to complete an Initial Business Combination by March 16, 2024, we anticipate being subject to suspension and delisting from the NYSE due to our non-compliance with such requirement. As such, following such date (including after the Extension), it is likely that NYSE will not continue to list our securities, which could limit investors’ ability to transact in our securities and subject us to additional trading restrictions, further outlined below.
If NYSE delists any of our securities from trading on its exchange, including as a result of the failure to complete an Initial Business Combination prior to the NYSE Deadline, and we are unable to list such securities on another national securities exchange, we will likely lose any active trading market for our securities, as our securities may then only be traded on one of the over-the-counter markets, if at all. If this were to occur, it is anticipated that we may face significant material adverse consequences, including one or more of the following:
•	a limited availability of market quotations for our securities;
•	significantly reduced liquidity and efficiency of the trading market for our securities;
•	the price of our securities would likely decrease and may be subject to greater volatility as a result of the loss of market efficiencies associated with NYSE or other trading markets;
•	holders may be unable to sell or purchase our securities when they wish to do so;
•	we may lose the interest of institutional investors in our securities;
•
a determination that the Class A ordinary shares are “penny stock” which will require brokers trading in such securities to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	we may become subject to shareholder litigation;
•	a limited amount or complete loss of media, news and analyst coverage;
•	we may become a less attractive acquisition and investment vehicle with respect to an Initial Business Combination; and
•	a decreased ability to issue additional securities or obtain additional financing in the future.
Further, the National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A ordinary shares, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states.
If we are no longer listed on NYSE or another national securities exchange, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.
We may not be able to transfer the listing of our securities to Nasdaq. If we transfer the listing of our securities to Nasdaq, and continue our life beyond March 16, 2024 without completing an Initial Business Combination, Nasdaq may delist our securities from its exchange which could limit investors’ ability to make transactions in its securities and subject us to additional trading restrictions.
If the Extension Amendment Proposal is approved by our stockholders, it would allow us to complete an Initial Business Combination on or prior to September 12, 2024. As noted above, this contravenes NYSE Rules. Accordingly, we intend to seek to transfer the listing of our securities to Nasdaq in advance of March 16, 2024. We have not received approval from Nasdaq for such transfer, and there can be no assurance that we would obtain such approval. Moreover, even if we obtain such approval and transfer the listing of our securities to Nasdaq, there can be no assurance that we will be able to maintain such listing. In particular, like the NYSE, Nasdaq requires that we complete an Initial Business Combination no later than 36 months after our IPO. We expect that Nasdaq would allow us to appeal a delisting and be granted additional time to complete an Initial Business Combination after 36 months. However, we may not be successful in such an appeal. If we are not successful in such an appeal our securities will be delisted from Nasdaq. If our securities are delisted, such delisting could limit investors’ ability to make transactions in its securities and subject us to additional trading restrictions. Additionally, in connection with our initial business combination, we will be required to demonstrate compliance with Nasdaq’s initial listing requirements, which are more rigorous than Nasdaq’s continued listing requirements, in order to continue to maintain the listing of our securities on Nasdaq. We cannot assure you that we will be able to meet those initial listing requirements at that time.
If we have transferred the listing of our securities to Nasdaq, we and the holders of our securities could be materially adversely impacted if our securities are delisted from Nasdaq due to non-compliance with the above rule or any other Nasdaq rule. In particular:
•	the price of our securities will likely decrease as a result of the loss of market efficiencies associated with Nasdaq;
•	holders may be unable to sell or purchase our securities when they wish to do so;
•	we may become subject to shareholder litigation;
•	we may lose the interest of institutional investors in our securities;
•	we may lose media and analyst coverage; and
•	we would likely lose any active trading market for our securities, as our securities may then only be traded on one of the over-the-counter markets, if at all.
Further, the National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A ordinary shares, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states.
If we are no longer listed on Nasdaq or another national securities exchange, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

The Sponsor and our Directors and Officers have interests in the Proposals that may conflict with those of other shareholders in recommending that shareholders vote in favor of approval of the Proposals in this Proxy Statement.
The Sponsor and our directors and officers have interests in the Proposals that may conflict with those of other shareholders in recommending that shareholders vote in favor of approval of the Proposals. For example, our initial shareholders have agreed to waive their redemption rights with respect to their Founder Shares and Public Shares, as applicable, in connection with a shareholder vote to approve the Extension Amendment Proposal. In addition, they have agreed to waive their right to receive liquidating distributions from the Trust Account with respect to any Founder Shares they hold if the Company fails to consummate a Business Combination by the Extended Date. As a result, Founder Shares held by the Sponsor and options to purchase Founder Shares held by the Company’s independent directors will be worthless, as will the Private Placement Warrants held by the Sponsor, if the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by March 16, 2024.
These interests may influence our directors in making their recommendation that you vote in favor of the approval of the Proposals described in this Proxy Statement. You should take these interests into account in deciding whether to vote in favor of such Proposals. You should also read the section entitled “Proposal One — The Extension Amendment Proposal — Interests of the Sponsor, Directors and Officers.”
Our Sponsor holds all of our outstanding Class B ordinary shares and as a result, will exert a substantial influence on actions requiring a shareholder vote, including the Proposals, potentially in a manner that shareholders do not support.
Our Sponsor owns, on an as-converted basis, 63.1% of our issued and outstanding ordinary shares, including 8,625,000 Founder Shares, which is 100% of the Class B ordinary shares. Accordingly, our Sponsor will exert a substantial influence on actions requiring a shareholder vote, including the Proposals, potentially in a manner that shareholders do not support, including amendments to our Articles. For example, our Sponsor intends to vote in favor of both the Extension Amendment Proposal. As a result, as of the Record Date, in addition to the shares held by the Sponsor, the Company would only need 485,733 Public Shares, or approximately 9.6% of all outstanding Public Shares, to be voted in favor of the Extension Amendment Proposal, assuming all outstanding ordinary shares are voted on such Proposal. If only a minimum quorum, consisting of a bare majority of outstanding ordinary shares, is present at the extraordinary general meeting, in addition to the shares held by the Sponsor, the Company would not need any additional Public Shares to be voted in favor of the Extension Amendment Proposal to approve such Proposal.
If our Sponsor purchases any additional Class A ordinary shares in the aftermarket or in privately negotiated transactions, although it is under no obligation to do so, this would increase its control. Such Public Shares purchased by the Sponsor would be (a) purchased at a price no higher than the redemption price for the Public Shares, which is currently estimated to be $[•] per share and (b) would not be (i) voted by the Sponsor at the extraordinary general meeting or (ii) redeemable by the Sponsor. Any such purchases that are completed after the Record Date may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals to be voted upon at the extraordinary general meeting and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the Proposals to be voted upon at the extraordinary general meeting are approved by the requisite number of votes and to reduce the number of Public Shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Proposals to be voted upon at the extraordinary general meeting and elected to redeem their Public Shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. None of the Company, the Sponsor, the Company’s directors, the Company’s officers or any of their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.
A new 1% U.S. federal excise tax could be imposed on us in connection with certain future redemptions by us of our shares.
On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. corporations and certain U.S. subsidiaries of publicly traded foreign corporations.

The excise tax applies to repurchases occurring after December 31, 2022. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. The U.S. Department of Treasury (“Treasury”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, the excise tax. On December 27, 2022, Treasury issued a notice that provides interim operating rules for the excise tax, including rules governing the calculation and reporting of the excise tax, on which taxpayers may rely until the forthcoming proposed Treasury regulations addressing the excise tax are published. In the notice, Treasury appears to have intended to exempt from the excise tax any distributions by a covered corporation in the same year it completely liquidates within the meaning of either Section 331 or Section 332(a) (but not both) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), which may include distributions that occur in connection with redemptions. Under this notice, the excise tax may be applicable to redemptions by a covered corporation in connection with (i) a liquidation that is not a “complete liquidation” within the meaning of either Section 331 or Section 332(a) of the Code, (ii) an extension, depending on the timing of the extension relative to when the covered corporation consummates an initial business combination or liquidates and (iii) an initial business combination, depending on the structure of the initial business combination. Although such notice clarifies certain aspects of the excise tax, the interpretation and operation of other aspects of the excise tax remain unclear, and such interim operating rules are subject to change. On June 29, 2023, the IRS issued an announcement that, prior to the time specified in the forthcoming regulations, taxpayers are not required to report or pay the excise tax. However, this suspension of the reporting and payment of the excise tax is temporary, and a substantial risk remains that any redemptions by a covered corporation would be subject to the excise tax. With respect to redemptions that occur in connection with the Extension Amendment or redemptions that occur under the circumstance where our Initial Business Combination is not with a U.S. corporation, because such redemptions would occur when we are not a U.S. corporation, such redemptions generally would not cause us to be subject to the excise tax.
Absent the issuance of applicable guidance to the contrary, with respect to redemptions that occur in connection with a Business Combination with a U.S. corporation, because the Company might be domesticated as a U.S. corporation and its securities are expected to trade on a national securities exchange at the time shareholders exercise their redemption rights with respect to the Public Shares in connection with the Company’s Initial Business Combination, it is possible that the Company may be subject to the excise tax with respect to redemptions that are treated as repurchases for this purpose. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year, thereby reducing the amount of excise tax imposed with respect to repurchases of stock by a repurchasing corporation. The per-share redemption amount payable from the Trust Account (including any interest earned on the funds held in the Trust Account) to public shareholders in connection with a redemption is not expected to be reduced by any excise tax imposed on us. The imposition of the excise tax on us could, however, cause a reduction in the cash available on hand to complete our Business Combination and may affect our ability to complete our Business Combination or fund future operations, which could cause investors in our securities who do not redeem or other shareholders of the combined company to economically bear the impact of such Excise Tax.

BACKGROUND
We are a blank check company incorporated as a Cayman Islands exempted company on January 19, 2021. We were formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.
Our Sponsor is Ross Holding Company LLC, a Cayman Islands limited liability company. The registration statement for the IPO was declared effective on March 11, 2021. On March 16, 2021, we consummated the IPO of 34,500,000 units, including 4,500,000 additional units to cover over-allotments, at $10.00 per unit, generating gross proceeds of $345.0 million, and incurring offering costs of approximately $19.9 million, of which approximately $12.1 million was for deferred underwriting commissions.
Simultaneously with the closing of the IPO, we consummated the private placement of 5,933,333 Private Placement Warrants at a price of $1.50 per warrant with the Sponsor, generating gross proceeds of $8.9 million.
Upon the closing of the IPO and the private placement, $345.0 million ($10.00 per unit) of the net proceeds of the IPO and certain of the proceeds of the private placement were placed in the trust account, located in the United States with Continental acting as trustee, and was, until the end of March 2023, invested only in U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. However, the longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. To mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we instructed Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest bearing demand deposit account at a bank until the earlier of the consummation of our Initial Business Combination or the liquidation of the Company.
Like most blank check companies, our Articles provide for the return of the IPO proceeds held in the trust account to the holders of ordinary shares sold in the IPO if there is no qualifying Business Combination(s) consummated on or before a certain date. In our case such certain date was March 16, 2023, under our amended and restated articles of association dated March 16, 2021 (the “IPO Articles”), at the time of our IPO. On March 13, 2023, we held an extraordinary general meeting of shareholders (the “first extension meeting”), at which our shareholders voted and approved amending our IPO Articles, to extend the date by which we must consummate a Business Combination from March 16, 2023 to September 16, 2023. In connection with the first extension meeting, a total of 28,119,098 Public Shares were presented for redemption for an aggregate redemption amount of approximately $287.7 million. On September 15, 2023, we held a second extraordinary general meeting in lieu of an annual meeting (the “second extension meeting”), at which our shareholders voted and approved further amending our then amended and restated articles of association, as amended, which became our current Articles, to extend the date by which we must consummate a Business Combination from September 16, 2023 to March 16, 2024. In connection with the second extension meeting, a total of 1,339,804 Public Shares were presented for redemption for an aggregate redemption amount of approximately $14.4 million. As of the Record Date, the Company has approximately $[•] million of cash remaining in the Trust Account.
If the Extension Amendment Proposal is not approved, or if the Extension Amendment Proposal is approved, but the Extension is not implemented, and we do not consummate a Business Combination by March 16, 2024 in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, if any (less taxes payable and up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business

Combination by March 16, 2024, 36 months from the closing of the IPO. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.
Our units, Class A ordinary shares and warrants are registered under the Exchange Act and we have reporting obligations, including the requirement that we file annual, quarterly and current reports with the SEC. The SEC’s internet site (http://www.sec.gov) contains such reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In accordance with the requirements of the Exchange Act, our annual reports contain financial statements audited and reported on by our independent registered public accounting firm.
Our executive offices are located at 1 Pelican Lane, Palm Beach, FL 33480 and our telephone number is (561) 655-2615. Our corporate website address is www.rossacquisition2.com. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this Proxy Statement.
Emerging Growth Company
The Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) contains provisions that, among other things, relax certain reporting requirements for qualifying public companies. We qualify as an “emerging growth company” and under the JOBS Act are allowed to comply with new or revised accounting pronouncements based on the effective date for private (not publicly traded) companies. We are electing to delay the adoption of new or revised accounting standards, and as a result, we may not comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. As a result, the financial statements may not be comparable to companies that comply with new or revised accounting pronouncements as of public company effective dates.
Additionally, we rely on other reduced reporting requirements provided by the JOBS Act. Subject to certain conditions set forth in the JOBS Act, as an “emerging growth company,” we are not required to, among other things, (i) provide an auditor’s attestation report on our system of internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, (ii) provide all of the compensation disclosure that may be required of non-emerging growth public companies under the Dodd-Frank Wall Street Reform and Consumer Protection Act, (iii) comply with any requirement that may be adopted by the PCAOB regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements (auditor discussion and analysis) and (iv) disclose certain executive compensation related items such as the correlation between executive compensation and performance and comparisons of the CEO’s compensation to median employee compensation. These exemptions will apply for a period of five years following the completion of the IPO or until we are no longer an “emerging growth company,” whichever is earlier.
You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the Record Date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

THE EXTRAORDINARY GENERAL MEETING
Overview
Date, Time and Place
The extraordinary general meeting will be held on March [•], 2024 at [•] Eastern Time, at the office of White & Case LLP at 1221 Avenue of the Americas, New York, NY 10020, and via a virtual meeting, or at such other time, on such other date and at such other place to which the extraordinary general meeting may be adjourned.
The extraordinary general meeting will be conducted via live webcast, but the physical location of the extraordinary general meeting will remain at the location specified above for the purposes of our Articles. If you wish to attend the extraordinary general meeting in person, you must reserve your attendance at least two business days in advance of the extraordinary general meeting by contacting the Company at 1 Pelican Lane, Palm Beach, Florida 33480, (561) 655-2615, Attn: Nadim Qureshi, by 9:00 a.m., Eastern Time, on March [•], 2024 (two business days prior to the initially scheduled meeting date). You will be able to attend the extraordinary general meeting online, vote and submit your questions during the extraordinary general meeting by visiting: [•].
You can pre-register to attend the virtual extraordinary general meeting starting March [•], 2024 at [•], Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser [•], enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the extraordinary general meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the extraordinary general meeting.
Shareholders who hold their investments through a bank or broker will need to contact their bank or broker to receive a control number. If you plan to vote at the extraordinary general meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the extraordinary general meeting will issue you a guest control number with proof of ownership.
The Proposals at the extraordinary general meeting
You are being asked to vote on two Proposals:
•
Extension Amendment Proposal. A proposal to approve a special resolution to amend our Articles to extend the date by which we have to either consummate a Business Combination or wind up the Company and redeem 100% of the Public Shares sold in the IPO from March 16, 2024 to September 12, 2024 (or such earlier date as determined by the Board); and

•
Adjournment Proposal. A proposal to approve an ordinary resolution to approve the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, or if we otherwise determine that additional time is necessary to effectuate the Extension or it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.

Shareholder approval of the Extension Amendment Proposal is required for the implementation of the Board’s plan to extend the date by which we must complete a Business Combination. Notwithstanding shareholder approval of the Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.
Quorum
A quorum of our shareholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual extraordinary general meeting), in person or by proxy, of shareholders holding a majority of the ordinary shares entitled to vote at the extraordinary general meeting constitutes a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee), attend in person or if you vote online at the extraordinary general meeting. Abstentions will be counted towards the quorum requirement. As of the Record Date for the extraordinary general meeting, 6,833,050 ordinary shares would be required to achieve a quorum.
All of our directors, executive officers and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any Public Shares owned by them) in favor of the Extension

Amendment Proposal, the Redemption Limitation Amendment Proposal, the director nominee, and, if presented, the Adjournment Proposal. Currently, the Sponsor owns approximately 63.1% of our issued and outstanding ordinary shares, including 8,625,000 Founder Shares. Accordingly, no additional Public Shares will need to be present for a quorum.
Voting Power; Record Date
You will be entitled to vote or direct votes to be cast at the extraordinary general meeting if you owned our ordinary shares at the close of business on the Record Date. You will have one vote per Proposal for each ordinary share you owned at that time. The Company’s warrants do not carry voting rights.
On the record date of the extraordinary general meeting, there were 13,666,098 ordinary shares outstanding, consisting of 5,041,098 Public Shares and 8,625,000 Class B ordinary shares.
Abstentions and Broker Non-Votes
Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal or the Adjournment Proposal. Brokers are prohibited from exercising discretionary authority on non-routine matters. The Extension Amendment Proposal and Adjournment Proposal are considered non-routine matters. Therefore, brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”).
Required Votes
•
Extension Amendment Proposal. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued ordinary shares who are present in person (including via live webcast) or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting.

•
Adjournment Proposal. If presented, the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the ordinary shares present in person (including via live webcast) or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting.

If you do not want the Extension Amendment Proposal to be approved, you may vote “AGAINST” such proposal. You will be entitled to redeem your Public Shares for cash in connection with this vote whether or not you vote or against, or do not vote, on the Extension Amendment Proposal, so long as you make the Election.
If you do not want the Adjournment Proposal to be approved, you may vote “AGAINST” such proposal.
At the close of business on the Record Date of the extraordinary general meeting, there were 5,041,098 Class A ordinary shares and 8,625,000 Class B ordinary shares outstanding, each of which entitles its holder to cast one vote per proposal. All of our directors, executive officers and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any Public Shares owned by them) in favor of the Extension Amendment Proposal and, if presented, the Adjournment Proposal. Currently, the Sponsor owns approximately 63.1% of our issued and outstanding ordinary shares, including 8,625,000 Founder Shares. Accordingly, as of the Record Date, in addition to the shares held by the Sponsor, the Company would only need 485,733 Public Shares, or approximately 9.6% of all outstanding Public Shares, to be voted in favor of the Extension Amendment Proposal and no additional Public Shares to be voted in favor of the Adjournment Proposal, to approve such proposals or the director nominee, as applicable, assuming all outstanding ordinary shares are voted on such proposals. If only a minimum quorum, consisting of a bare majority of outstanding ordinary shares, is present at the extraordinary general meeting, in addition to the shares held by the Sponsor, the Company would not need any additional Public Shares to be voted in favor of the Extension Amendment Proposal or the Adjournment Proposal to approve such proposals.
Redemption Rights
Public Shareholders may seek to redeem their Public Shares if the Extension Amendment Proposal is approved, and the Extension is implemented, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes paid or payable, if any), divided by the number of then-outstanding Public Shares. As of the Record Date, based on funds in the Trust Account of approximately $[•] million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $[•] per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). If you do not elect to redeem your Public Shares in connection with the Extension, you will retain the right to redeem your Public Shares in connection with any shareholder vote to approve a Business Combination, or if the Company has not consummated a Business Combination, by the Extended Date, liquidation of the Company. See the sections below entitled “Proposal One — The Extension Amendment Proposal — Redemption Rights” and “Directors, Executive Officers and Corporate Governance - Conflicts of Interest”.
Appraisal Rights and Dissenters’ Rights
The Company shareholders do not have appraisal rights or dissenters’ rights under Cayman Island laws in connection with the Proposals to be voted on at the extraordinary general meeting.
Principal Executive Offices
Our principal executive offices are located at 1 Pelican Lane, Palm Beach, Florida 33480. Our telephone number at such address is (561) 655-2615.
Revocability of Proxies
Any proxy may be revoked by the person giving it at any time before the polls close at the extraordinary general meeting. A proxy may be revoked by filing with the Company at Ross Acquisition Corp II, 1 Pelican Lane, Palm Beach, Florida 33480, (561) 655-2615, Attn: Nadim Qureshi, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the extraordinary general meeting and voting virtually.
Simply attending the extraordinary general meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.
Proxies; Board Solicitation
Your proxy is being solicited by the Board on the Proposals being presented to shareholders at the extraordinary general meeting. No recommendation is being made as to whether you should elect to redeem your Public Shares. Proxies may be solicited in person or by telephone. In addition to these mailed proxy materials, our directors and our executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the extraordinary general meeting, will be borne by the Company.
Some banks and brokers have customers who beneficially own ordinary shares listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations.
Recommendation of the Board
After careful consideration, the Board determined unanimously that each of the Proposals is fair to and in the best interests of the Company and its shareholders. The Board has approved and declared advisable and unanimously recommends that you vote or give instructions to vote “FOR” the Extension Amendment Proposal, and “FOR” the Adjournment Proposal, if presented.

PROPOSAL ONE — THE EXTENSION AMENDMENT PROPOSAL
Overview
The Company is proposing to amend its Articles to extend the date by which the Company has to consummate a Business Combination to the Extended Date so as to provide the Company with additional time to complete a Business Combination.
The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow the Company more time to identify, negotiate and consummate or effect a Business Combination. A copy of the proposed amendment to the Articles of the Company is attached to this Proxy Statement in Annex A.
Reasons for the Extension Amendment Proposal
The Company’s Articles currently provide that the Company has until March 16, 2024 to complete a Business Combination. The purpose of the Extension Amendment is to allow the Company more time to complete a Business Combination.
Our Articles provide that the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued ordinary shares who are present in person (including via live webcast) or represented by proxy and entitled to vote thereon, and who vote thereon, at an extraordinary general meeting is required to extend our corporate existence. Additionally, our Articles provide for all Public Shareholders to have an opportunity to redeem their Public Shares if our corporate existence is extended as described above. Because we continue to believe that a Business Combination would be in the best interests of our shareholders, and because we will not be able to conclude a Business Combination before March 16, 2024, the Board has determined to seek shareholder approval to extend the date by which we have to complete a Business Combination beyond March 16, 2024 to the Extended Date. We intend to hold another general meeting prior to the Extended Date in order to seek shareholder approval of a Business Combination.
Accordingly, we believe that given the Company’s expenditure of time, effort and money on searching for potential opportunities of a Business Combination, circumstances warrant providing Public Shareholders a chance to participate in an investment opportunity, rather than commencing a liquidation on March 16, 2024.
If the Extension Amendment Proposal is Not Approved, or if the Extension Amendment is approved, but the Extension is not implemented
The Board will abandon the Extension Amendment if our shareholders do not approve the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved, or if the Extension Amendment Proposal is approved, but the Extension is not implemented, and we do not consummate a Business Combination by March 16, 2024, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, if any (less taxes payable and up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by March 16, 2024, 36 months from the closing of the IPO. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares or the Private Placement Warrants.
If the Extension Amendment Proposal is Approved
If the Extension Amendment Proposal is approved and the Extension is implemented, we will adopt and file with the Registrar of Companies of the Cayman Islands an amendment to the Articles in the form of Annex A hereto.

Notwithstanding shareholder approval of the Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.
We will remain a reporting company under the Exchange Act and expect that our units, Public Shares and Public Warrants will remain publicly traded. However, the NYSE Listed Company Manual Section 102.06(e) also requires that a SPAC, such as the Company, must complete one or more business combinations by the NYSE Deadline. The Extension contemplated by the Extension Amendment Proposal will extend our ability to complete an initial business combination until September 12, 2024 (or such earlier date as determined by the Board), which will take us beyond the NYSE Deadline. As we will be unable to complete an Initial Business Combination by March 16, 2024, we anticipate being subject to suspension and delisting from the NYSE due to our non-compliance with such requirement. As such, following such date (including after the Extension), it is likely that NYSE will not continue to list our securities, which could limit investors’ ability to transact in our securities and subject us to additional trading restrictions, further outlined below. See “Risk Factors — The Extension contemplated by the Extension Amendment Proposal contravenes NYSE rules, and as a result, we anticipate that NYSE will suspend or delist our securities from trading on its exchange after March 16, 2024, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.”
Accordingly, we intend to seek to transfer the listing of our securities to Nasdaq in advance of March 16, 2024. We have not received approval from Nasdaq for such transfer, and there can be no assurance that we would obtain such approval. Moreover, even if we obtain such approval and transfer the listing of our securities to Nasdaq, there can be no assurance that we will be able to maintain such listing. In particular, like the NYSE, Nasdaq requires that we complete an Initial Business Combination no later than 36 months after our IPO. We expect that Nasdaq would allow us to appeal a delisting and be granted additional time to complete an Initial Business Combination after 36 months. However, we may not be successful in such an appeal. If we are not successful in such an appeal our securities will be delisted from Nasdaq. See “Risk Factors—If we transfer the listing of our securities to Nasdaq, and continue our life beyond March 16, 2024 without completing an Initial Business Combination, Nasdaq may delist our securities from its exchange which could limit investors’ ability to make transactions in its securities and subject us to additional trading restrictions.”
You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a general meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.
If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount remaining in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be significantly less than the approximately $[•] million that was in the Trust Account as of February [•], 2024, the Record Date.
Redemption Rights
In connection with the extraordinary general meeting, Public Shareholders may seek to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares. As of the Record Date, based on funds in the Trust Account of approximately $[•] million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $[•] per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). If you do not elect to redeem your Public Shares in connection with the Extension, you will retain the right to redeem your Public Shares in connection with any shareholder vote to approve a Business Combination, or if the Company has not consummated a Business Combination, by the Extended Date, liquidation of the Company.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING TENDERING OR DELIVERING

YOUR SHARES (AND ANY SHARE CERTIFICATES (IF ANY) AND ANY OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON MARCH [•], 2024. THE REDEMPTION RIGHTS INCLUDE THE REQUIREMENT THAT A HOLDER MUST IDENTIFY ITSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE ITS LEGAL NAME, PHONE NUMBER AND ADDRESS TO THE TRUSTEE IN ORDER TO VALIDLY REDEEM ITS SHARES.
In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern Time on March [•], 2024 (two business days before the extraordinary general meeting), you must elect either to physically tender or deliver your shares (including any share certificate(s) (if any)) to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, SPACredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern Time on March [•], 2024 (two business days before the extraordinary general meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the deadline to submit redemption requests noted above. Any request for redemption, once made, may be withdrawn at any time until the deadline for submitting redemption requests, and thereafter, with the consent of the Company.
Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not the shareholder is a record holder or the shareholder’s shares are held in “street name,” by contacting the Company’s transfer agent or the shareholder’s broker and requesting delivery of the shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker will determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process, the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern Time on March [•], 2024 (two business days before the extraordinary general meeting) will not be redeemed for cash held in the Trust Account on the redemption date. Any request for redemption, once made, may be withdrawn at any time until the deadline for submitting redemption requests, and thereafter, with the consent of the Company. You may make such a request to withdraw your Public Shares from redemption. You may make such request by contacting our transfer agent at the address listed above. In the event that a Public Shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a Public Shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of Public Shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.
If properly demanded, and if the Extension Amendment Proposal is approved and the Extension is implemented, the Company will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes paid or payable, if any), divided by the number of then outstanding Public Shares.
As of the Record Date, based on funds in the Trust Account of approximately $[•] million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $[•] per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The closing price of the Company’s Class A ordinary shares on [•], 2024 as reported on the NYSE was $[•].

If you exercise your redemption rights, you will be exchanging your Class A ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on March [•], 2024 (two business days before the extraordinary general meeting). The Company anticipates that a Public Shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. Any request for redemption, once made, may be withdrawn at any time until the deadline for submitting redemption requests, and thereafter, with the consent of the Company. You may make such a request to withdraw your Public Shares from redemption by contacting our transfer agent at the address listed herein.
Vote Required for Approval
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued ordinary shares who are present in person (including via live webcast) or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting to approve the Extension Amendment Proposal.
Shareholder approval of the Extension Amendment is required for the implementation of the Board’s plan to extend the date by which we must consummate a Business Combination. Therefore, the Board will abandon and not implement such amendment unless our shareholders approve the Extension Amendment Proposal. Notwithstanding shareholder approval of the Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.
The Sponsor, our directors and our officers and their affiliates are expected to vote any ordinary shares owned by them in favor of the Extension Amendment Proposal. On the Record Date, the Sponsor beneficially owned and were entitled to vote an aggregate approximately 63.1% of the Company’s issued and outstanding ordinary shares. Accordingly, assuming all outstanding ordinary shares are voted on the Extension Amendment Proposal, in addition to the shares held by the Sponsor, the Company would only need 485,733 Public Shares, or approximately 9.6% of all outstanding Public Shares, to be voted in favor of the Extension Amendment Proposal to approve this proposal. If only a minimum quorum, consisting of a bare majority of outstanding ordinary shares, is present at the extraordinary general meeting, in addition to the shares held by the Sponsor, the Company would not need any additional Public Shares to be voted in favor of the Extension Amendment Proposal to approve this proposal.
In addition, the Sponsor, the Company’s directors, the Company’s officers or any of their respective affiliates, may purchase Public Shares in privately negotiated transactions or in the open market prior to or following the extraordinary general meeting, although they are under no obligation to do so. Such Public Shares purchased by the Company, the Sponsor, the Company’s directors, the Company’s officers or any of their respective affiliates would be (a) purchased at a price no higher than the redemption price for the Public Shares, which is currently estimated to be $[•] per share and (b) would not be (i) voted by the Company, the Sponsor, the Company’s directors, the Company’s officers or any of their respective affiliates at the extraordinary general meeting or (ii) redeemable by the Company, the Sponsor, the Company’s directors, the Company’s officers or any of their respective affiliates. Any such purchases that are completed after the Record Date may include a contractual acknowledgement that such shareholder, although still the record holder of such Public Shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. Any Public Shares purchased by the Sponsor, the Company’s directors, the Company’s officers or any of their respective affiliates would not be voted at the extraordinary general meeting. The purpose of such share purchases and other transactions would be to increase the likelihood that the Proposals to be voted upon at the extraordinary general meeting are approved by the requisite number of votes and to reduce the number of Public Shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Proposals to be voted upon at the extraordinary general meeting and elected to redeem their Public Shares for a portion of the Trust Account. None of the Company, the Sponsor, the Company’s directors, the Company’s officers or any of their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act or other federal securities law. Other than as expressly stated herein, the Sponsor, the Company’s directors, the Company’s officers or any of their respective affiliates have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions.

Interests of the Sponsor, Directors and Officers
When you consider the recommendation of the Board, you should keep in mind that the Sponsor, our directors and our executive officers and their affiliates have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:
•	the fact that the Sponsor holds 8,625,000 Founder Shares and 5,933,333 Private Placement Warrants, all of which would expire worthless if a Business Combination is not consummated;
•
the fact that, unless the Company consummates a Business Combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

•
the fact that, if the Trust Account is liquidated, including in the event we are unable to complete a Business Combination before March 16, 2024 (or the Extended Date if the Extension Amendment is implemented), the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third-party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.00 per Public Share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our tax obligations, provided that such liability will not apply to any claims by a third-party or prospective target business that executed a waiver of any and all rights to seek access to the Trust Account and as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act;

•
the fact that, other than as disclosed herein, none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of the Board are expected to continue to serve as directors at least through the date of the meeting to vote on a Business Combination, and may even continue to serve following any such Business Combination and receive compensation thereafter;

•
the fact that the Company has entered into an administrative services agreement with the Sponsor, pursuant to which, through the earlier of the consummation of a Business Combination or the Company’s liquidation, the Company may pay, if requested by the Sponsor, a monthly fee of up to $10,000 for office space and secretarial and administrative support services. For the period from January 19, 2021 (inception) through December 31, 2021, the Company incurred $100,000 of such fees. For the year ended December 31, 2022, the Company incurred $120,000 of such fees. For the nine months ended September 30, 2023, the Company incurred $90,000 of such fees; and

•
the fact that, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors would be entitled to the repayment of any extension loans and advances that have been made to the Company and remain outstanding, out of the proceeds of the Trust Account released to the Company at the consummation of the Business Combination. Otherwise, such extension loans would be repaid only out of funds held outside the Trust Account. On November 14, 2023, to document the deposits by the Sponsor into the Trust Account in connection with the implementation of the Second Extension Amendment Proposal, the Company issued an Extension Note in the aggregate principal amount of up to $450,000 to the Sponsor. Pursuant to the Extension Note, and in connection with the implementation of the Second Extension Amendment Proposal, the Sponsor may, but will not be obligated to, deposit $75,000 for each calendar month (commencing on September 16, 2023 and ending on the 15th day of each subsequent month), or portion thereof, that is needed by the Company to complete an Initial Business Combination until March 16, 2024, resulting in a Maximum Extension Payment of $450,000. As of the Record Date, the Company had borrowings of $[•] for extension payments (now documented by the Extension Note).

•
the fact that, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors would be entitled to the repayment of any working capital loans and advances that have been made to the Company and remain outstanding, out of the proceeds of the Trust Account released to the Company at the consummation of the Business Combination. On November 14, 2023, to document existing and future working capital loans, the Company issued a Convertible Note, an unsecured, convertible promissory note, to the Sponsor, pursuant to which the Company can borrow up to $1,500,000 from the Sponsor, for ongoing expenses reasonably related to the business of the Company and the consummation of a Business Combination. If the Company completes an Initial Business Combination, the Company will repay the working capital loans out of the proceeds of the Trust Account released to the Company. Otherwise, such working capital loans would be repaid only out of funds held outside the Trust Account. As of the Record Date, the Company had borrowings of $[•] (now documented by the Convertible Note).
The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation
As discussed below, after careful consideration of all relevant factors, the Board has determined that the Extension Amendment is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.
Our Articles provide that the Company has until March 16, 2024 to complete the purposes of the Company including, but not limited to, effecting a Business Combination under its terms.
Our Articles states that if the Company’s shareholders approve an amendment to our Articles that would affect the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if it does not complete a Business Combination before March 16, 2024, the Company will provide its Public Shareholders with the opportunity to redeem all or a portion of their Public Shares. We believe that this Articles provision was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the Articles.
In addition, our Articles provide that the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders at a general meeting is required to extend our corporate existence. Because we continue to believe that a Business Combination would be in the best interests of our shareholders, and because we will not be able to conclude a Business Combination before March 16, 2024, the Board has determined to seek shareholder approval to extend the date by which we have to complete a Business Combination beyond March 16, 2024 to the Extended Date. We intend to hold another general meeting prior to the Extended Date in order to seek shareholder approval of a Business Combination.
The Company is not asking you to vote on a Business Combination at this time.
After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its shareholders.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL.
The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “— Interests of the Sponsor, Directors and Officers.”

PROPOSAL TWO — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow the Board to adjourn the extraordinary general meeting to a later date or dates to permit further solicitation of proxies or if we determine additional time is necessary to effectuate the extension. The Adjournment Proposal may be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposal, or if the Board determines that additional time is necessary to effectuate the Extension or it is not necessary or no longer desirable to proceed with the Proposals. In no event will the Board adjourn the extraordinary general meeting beyond March 16, 2024.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our shareholders, the Board may not be able to adjourn the extraordinary general meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals, or if the Board determines that additional time is necessary to effectuate the Extension or it is not necessary or no longer desirable to proceed with the Proposals.
Vote Required for Approval
Approval of the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the majority of the votes cast by shareholders present in person (including virtually) or represented by proxy at the extraordinary general meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or online at the extraordinary general meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal. If you do not give instructions to your bank or brokerage firm, the bank or brokerage firm may nevertheless be entitled to vote your shares with respect to the Adjournment Proposal, as the Board believes the Adjournment Proposal is a “routine” item.
The Sponsor, our directors and our officers and their affiliates are expected to vote any ordinary shares owned by them in favor of the Adjournment Proposal. On the Record Date, the Sponsor beneficially owned and were entitled to vote an aggregate approximately 63.1% of the Company’s issued and outstanding ordinary shares. Accordingly, in addition to the shares held by the Sponsor, the Company would not need any additional Public Shares to be voted in favor of the Adjournment Proposal, if presented, to approve this proposal.
Recommendation of the Board
As discussed above, after careful consideration of all relevant factors, the Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Adjournment Proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a discussion of certain material U.S. federal income tax considerations for U.S. holders and Non-U.S. holders (each as defined below) of Public Shares (i) with respect to the Extension Amendment Proposal and (ii) whose Public Shares are redeemed for cash if the Extension Amendment Proposal is approved and the Extension is implemented. This discussion applies only to U.S. holders and Non-U.S. holders that hold Public Shares as “capital assets” within the meaning of Section 1221 of the Code (as defined below) (generally, property held for investment). For purposes of this discussion, because the components of a Unit are generally separable at the option of the holder, the holder of a Unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying Public Share and Public Warrant components of the Unit, and the discussion below with respect to actual holders of Public Shares also should apply to holders of Units (as the deemed owners of the underlying Public Shares and Public Warrants that constitute the Units). Accordingly, the separation of Units into the Public Shares and Public Warrants underlying the Units generally should not be a taxable event for U.S. federal income tax purposes. This discussion is based on provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder (“Treasury Regulations”), rulings and other published positions of the Internal Revenue Service (the “IRS”) and judicial decisions, all as in effect as of the date hereof, and all of which are subject to change and differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described in this discussion. No advance ruling has been or will be sought from the IRS regarding any matter discussed below.
This discussion is for general information purposes only and does not purport to be a complete analysis of all of the U.S. federal income tax considerations that may be relevant to particular holders in light of their particular facts and circumstances, or to holders subject to special rules under the U.S. federal income tax laws, including, for example, but not limited to:
•	our Sponsor, founders, officers or directors;
•	banks and other financial institutions;
•	mutual funds;
•	insurance companies;
•	brokers or dealers in securities, currencies or commodities;
•	dealers or traders in securities subject to a mark-to-market method of accounting;
•	regulated investment companies and real estate investment trusts;
•	retirement plans, individual retirement accounts and other deferred accounts;
•	tax-exempt organizations, governmental agencies, instrumentalities or other governmental organizations and pension funds;
•	persons holding Public Shares as part of a “straddle,” hedge, wash sale, constructive sale, or other integrated or conversion transaction or similar transaction;
•	U.S. holders whose functional currency is not the U.S. dollar;
•
Partnerships, other entities or arrangements classified as partnerships for U.S. federal income tax purposes, “S corporations,” or other pass-through entities for U.S. federal income tax purposes (or investors in such entities);

•	expatriated entities subject to Section 7874 of the Code;
•	persons required to accelerate the recognition of any item of gross income as a result of such income being recognized on an “applicable financial statement”;
•	persons subject to any alternative minimum tax;
•	persons subject to the applicable financial statement accounting rules of Section 451(b) of the Code;
•	U.S. expatriates and former citizens or long-term residents of the United States;

•	except as specifically provided below, holders owning or treated as owning 5% or more of our Public Shares (by vote or value);
•	grantor trusts; and
•	controlled foreign corporations, passive foreign investment companies, and corporations that accumulate earnings to avoid U.S. federal income tax.
This discussion does not address any U.S. federal tax considerations other than those pertaining to the income tax (such as estate, gift or other non-income tax considerations) or any state, local or foreign income or non-income tax considerations. In addition, this discussion does not address any considerations arising under the unearned income Medicare contribution tax, or any considerations in respect of any withholding required pursuant to the Foreign Account Tax Compliance Act of 2010 (including the Treasury Regulations promulgated thereunder and intergovernmental agreements entered into in connection therewith and any laws, regulations or practices adopted in connection with any such agreement).
If a partnership (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) holds Public Shares, the U.S. federal income tax treatment of the partners in the partnership generally will depend upon the status of the partner, the activities of the partner and the partnership and certain determinations made at the partner level. Accordingly, partnerships and partners in partnerships holding Public Shares should consult their tax advisors as to the particular tax consequences to them of the redemption of Public Shares.
THE U.S. FEDERAL INCOME TAX TREATMENT OF THE EXERCISE OF REDEMPTION RIGHTS DISCUSSED HEREIN TO ANY PARTICULAR SHAREHOLDER WILL DEPEND ON THE SHAREHOLDER’S PARTICULAR TAX CIRCUMSTANCES. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. INCOME AND OTHER TAX CONSEQUENCES TO YOU OF A REDEMPTION OF YOUR PUBLIC SHARES IN LIGHT OF YOUR PARTICULAR INVESTMENT OR TAX CIRCUMSTANCES.
Tax Treatment of Non-Redeeming Shareholders
A Public Shareholder that does not elect to redeem its Public Shares if the Extension Amendment Proposal is approved and the Extension is implemented will continue to own its Public Shares, and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension Amendment Proposal.
Tax Treatment of Redeeming Shareholders
Subject to the “passive foreign investment company” (“PFIC”) rules discussed below, in the event that a holder’s Public Shares are redeemed pursuant to the redemption provisions described in this proxy statement under “Proposal One — The Extension Amendment Proposal — Redemption Rights,” the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of Public Shares under Section 302 of the Code. If the redemption qualifies as a sale of Public Shares, the material U.S. federal income tax consequences to a U.S. holder (as defined below) generally will be as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Sale of Public Shares,” and the material U.S. federal income tax consequences to a Non-U.S. holder (as defined below) generally will be as described under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of Public Shares under Section 302 of the Code, a holder generally will be treated as receiving a corporate distribution with the material U.S. federal income tax consequences to a U.S. holder generally as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Distribution,” and the material U.S. federal income tax consequences to a Non-U.S. holder generally as described below under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Distribution.”
Whether a redemption of a holder’s Public Shares qualifies for sale treatment will depend largely on the total number of shares treated as held, directly, indirectly or constructively, by such redeemed holder before and after the redemption (including any shares treated as held by such holder under applicable constructive ownership rules, including any shares constructively owned by the holder as a result of owning Public Warrants) relative to all of our shares outstanding both before and after the redemption. The redemption of a holder’s Public Shares generally will be treated as a sale of Public Shares by such holder (rather than as a corporate distribution) under Section 302 of the Code if the redemption: (i) is “substantially disproportionate” with respect to the holder; (ii) results in a “complete termination” of the holder’s interest in us; or (iii) is “not essentially equivalent to a dividend” with respect to the holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a holder takes into account not only shares actually owned by the holder, but also shares that are constructively owned by the holder under certain attribution rules set forth in the Code. Among other things, a holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the holder has an interest or that have an interest in such holder, as well as any shares that the holder has a right to acquire pursuant to the exercise of an option, which would generally include Public Shares that could be acquired pursuant to the exercise of the Public Warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the holder immediately following the redemption of such holder’s Public Shares must, among other requirements, be less than 80% of the percentage of our outstanding voting shares actually and constructively owned by the holder immediately before the redemption (taking into account redemptions by other holders of Public Shares). There will be a complete termination of a holder’s interest if either (i) all of the shares actually and constructively owned by the holder are redeemed or (ii) all of the shares actually owned by the holder are redeemed and the holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the holder does not constructively own any other shares. The redemption of Public Shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests is satisfied, then the redemption of a holder’s Public Shares will be treated as a corporate distribution to the redeemed holder and the material U.S. federal income tax consequences of the redemption to such holder that is a U.S. holder generally will be as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Distribution,” and the material U.S. federal income tax consequences of the redemption to such holder that is a Non-U.S. holder generally will be as described below under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the holder in the redeemed Public Shares will be added to the holder’s adjusted tax basis in its remaining shares, or, if it has none, to the holder’s adjusted tax basis in its Public Warrants or possibly in other shares constructively owned by it.
U.S. holders who actually or constructively own five percent or more of our shares (by vote or value) may be subject to special reporting requirements with respect to a redemption of Public Shares, and such holders are urged to consult their own tax advisors with respect to their reporting requirements.
A holder of Public Shares should consult its tax advisors as to the tax consequences of a redemption.
U.S. Holders
This section applies to “U.S. holders.” For purposes of this discussion, a “U.S. holder” means a beneficial owner of Public Shares that is, for U.S. federal income tax purposes:
•	an individual who is a citizen or resident of the United States;
•	a corporation (or other entity taxable as a corporation) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or
•
a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust or (ii) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

Taxation of Redemption Treated as a Distribution
If the redemption of a U.S. holder’s Public Shares is treated as a distribution, as discussed above under the section entitled “Tax Treatment of Redeeming Shareholders,” then subject to the PFIC rules discussed below, such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such amount will be includable in gross income by such U.S. holder who actually or constructively receives the distribution in accordance with the U.S. Holder’s regular method of accounting for U.S. federal income tax purposes. Dividends will be taxable to a corporate U.S. holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends from other domestic corporations. Subject to the PFIC rules described below, distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be first applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in its Public Shares. Any remaining excess will be treated as gain recognized on the sale or other taxable disposition of the Public Shares and will be treated as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Sale of Public Shares.”
With respect to non-corporate U.S. holders, under tax laws currently in effect and subject to certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), dividends generally will be taxed at the lower applicable long-term capital gains rate only if the Public Shares are readily tradable on an established securities market in the United States, the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in the preceding year and provided that certain holding period requirements are met. It is unclear whether the redemption rights with respect to our Public Shares may suspend the running of the applicable holding period for this purpose.
Taxation of Redemption Treated as a Sale of Public Shares
If the redemption of a U.S. holder’s Public Shares is treated as a sale, as discussed above under the section entitled “Tax Treatment of Redeeming Shareholders,” then subject to the PFIC rules discussed below, a U.S. holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s adjusted tax basis in the Public Shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for the Public Shares so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Public Shares may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. holders are generally eligible to be taxed at preferential rates, but if the running of the holding period for the Public Shares are suspended, then non-corporate U.S. holders may not be able to satisfy the one-year holding period requirement for long-term capital gain treatment, in which case any gain on or treated as a sale or other taxable disposition of Public Shares would be subject to short-term capital gain treatment that would be taxed at regular ordinary income tax rates. The deductibility of capital losses is subject to limitations. U.S. holders who hold different blocks of Public Shares (Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.
Passive Foreign Investment Company Rules
A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets. The determination of whether a foreign corporation is a PFIC is made annually. Pursuant to a “startup exception,” a foreign corporation will not be a PFIC for the first taxable year in which the foreign corporation has gross income (the “startup year”) if (i) no predecessor of the foreign corporation was a PFIC; (ii) the foreign corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the startup year; and (iii) the foreign corporation is not in fact a PFIC for either of those years.
Based upon the composition of our income and assets, and upon a review of our financial statements, we believe that we likely will not be eligible for the startup exception and therefore likely have been a PFIC since our first taxable year.
Although our PFIC status is determined annually, an initial determination that our company is a PFIC will generally apply for subsequent years to a U.S. holder who held (or was deemed to hold) Public Shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. holder of our Public Shares and the U.S. holder does not make either a timely and valid qualified electing fund (“QEF”) election for our first taxable year as a PFIC in which the U.S. holder held (or was deemed to hold) Public Shares, a QEF election along with a purging election, or a mark-to-market election, each as described below, such U.S. holder generally will be subject to special rules with respect to (i) any gain recognized by the U.S. holder on the sale or other disposition of its Public Shares (which may include gain realized by reason of transfer of Public Shares that would otherwise qualify as non-recognition transactions for U.S. federal income tax purposes) and (ii) any “excess distribution” made to the U.S. holder (generally, any distributions to such U.S. holder during a taxable year of the U.S. holder that are greater than 125% of the average annual distributions received by such U.S. holder in respect of the Public Shares during the three preceding taxable years of such U.S. holder or, if shorter, such U.S. holder’s holding period for the Public Shares that preceded the taxable year of the distribution) (together, the “excess distribution rules”).
Under these excess distribution rules:
•	the U.S. holder’s gain or excess distribution will be allocated ratably over the U.S. holder’s holding period for the Public Shares or warrants;
•
the amount allocated to the U.S. holder’s taxable year in which the U.S. holder recognized the gain or received the excess distribution, or to the period in the U.S. holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•
the amount allocated to each other taxable years (or portions thereof) of the U.S. holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. holder; and

•
an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. holder with respect to the tax attributable to each such other taxable year of the U.S. holder.

In general, if we are determined to be a PFIC, a U.S. holder may avoid the excess distribution rules described above in respect of our Public Shares (but, under current law, not the Public Warrants) by making a timely and valid QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case, whether or not distributed, in the taxable year of the U.S. holder in which or with which our taxable year ends. A U.S. holder generally may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.
If a U.S. holder makes a QEF election with respect to its Public Shares in a year after our first taxable year as a PFIC in which the U.S. holder held (or was deemed to hold) Public Shares, then notwithstanding such QEF election, the excess distribution rules discussed above, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such U.S. holder’s Public Shares, unless the U.S. holder makes a purging election under the PFIC rules. Under one type of purging election, the U.S. holder will be deemed to have sold such Public Shares at their fair market value and any gain recognized on such deemed sale will be treated as an excess distribution, as described above. As a result of such purging election, the U.S. holder will have additional basis (to the extent of any gain recognized on the deemed sale) and, solely for purposes of the PFIC rules, a new holding period in the Public Shares.
The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC Annual Information Statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. holders are urged to consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.
In order to comply with the requirements of a QEF election, a U.S. holder must receive a PFIC Annual Information Statement from us. There is no assurance that we will timely provide such required information. There is also no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a U.S. holder has made a QEF election with respect to our Public Shares, and the excess distribution rules discussed above do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the U.S. holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our Public Shares generally will be taxable as capital gain and no additional tax or interest charge will be imposed under the PFIC rules. As discussed above, if we are a PFIC for any taxable year, a U.S. holder of our Public Shares that has made a QEF election will be currently taxed on its pro rata share of our earnings and profits, whether or not distributed for such year. A subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable when distributed to such U.S. holder. The tax basis of a U.S. holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. In addition, if we are not a PFIC for any taxable year, such U.S. holder will not be subject to the QEF inclusion regime with respect to our Public Shares for such taxable year.
Alternatively, if we are a PFIC and our Public Shares constitute “marketable stock,” a U.S. holder may avoid the excess distribution rules discussed above if such U.S. holder, at the close of the first taxable year in which it holds (or is deemed to hold) our Public Shares and for which we are determined to be a PFIC, makes a mark-to-market election with respect to such shares for such taxable year. Such U.S. holder generally will include for each of its taxable years as ordinary income the excess, if any, of the fair market value of its Public Shares at the end of such year over its adjusted basis in its Public Shares. These amounts of ordinary income would not be eligible for the favorable tax rates applicable to qualified dividend income or long-term capital gains. The U.S. holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted basis of its Public Shares over the fair market value of its Public Shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The U.S. holder’s basis in its Public Shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of its Public Shares will be treated as ordinary income and any further loss recognized will be treated as ordinary loss (but only to the extent of the net amount of income previously included as a result of a mark-to-market election, and any loss in excess of such prior inclusions generally would be treated as capital loss). Under current law, a mark-to-market election may not be made with respect to warrants.
The mark-to-market election is available only for “marketable stock,” generally, stock or shares that are regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the NYSE and Nasdaq, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. If made, a mark-to-market election would be effective for the taxable year for which the election was made and for all subsequent taxable years unless the ordinary shares ceased to qualify as “marketable stock” for purposes of the PFIC rules or the IRS consented to the revocation of the election. U.S. holders are urged to consult their tax advisors regarding the availability and tax consequences of a mark-to-market election with respect to our Public Shares under their particular circumstances.
If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, U.S. holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge under the excess distribution rules described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the U.S. holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. There can be no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the information required to enable a U.S. holder to make or maintain a QEF election with respect to such lower-tier PFIC. A mark-to-market election generally would not be available with respect to such lower-tier PFIC. U.S. holders are urged to consult their tax advisors regarding the tax issues raised by lower-tier PFICs.
A U.S. holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. holder, may have to file an IRS Form 8621 (whether or not a QEF or mark-to-market election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.
The rules dealing with PFICs and with the QEF, purging, and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. holders of our Public Shares are urged to consult their own tax advisors concerning the application of the PFIC rules to our securities under their particular circumstances.

Non-U.S. Holders
This section applies to “Non-U.S. holders.” For purposes of this discussion, a “Non-U.S. holder” means a beneficial owner of Public Shares that is neither a U.S. holder nor an entity or arrangement treated as a partnership for U.S. federal income tax purposes.
The characterization for United States federal income tax purposes for the redemption of the Non-U.S. holder’s Public Shares or warrants generally will correspond to the United States federal income tax treatment of such a redemption of a U.S. holder’s Public Shares or warrants, as described under “Tax Treatment of Redeeming Shareholders.”
Taxation of Redemption as a Distribution
If the redemption of a Non-U.S. holder’s Public Shares is treated as a distribution, as discussed above under the section entitled “Tax Treatment of Redeeming Shareholders,” such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Unless such dividend is effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder), such dividend will generally not be subject to U.S. federal income or withholding tax. Distributions in excess of our current and accumulated earnings and profits and that exceed the Non-U.S. holder’s adjusted tax basis in its Public Shares will similarly not be generally subject to U.S. federal income or withholding tax unless effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder).
Dividends paid to a Non-U.S. holder that are effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder), will be subject to regular U.S. federal income tax as if the Non-U.S. holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on its “effectively connected earnings and profits” for the taxable year, as adjusted for certain items.
Taxation of Redemption as a Sale of Public Shares
If the redemption of a Non-U.S. holder’s Public Shares is treated as a sale, as discussed above under “Tax Treatment of Redeeming Shareholders,” a Non-U.S. holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized in connection with such redemption, unless:
•
the gain is effectively connected with the conduct of a trade or business by the Non-U.S. holder within the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. holder); or

•	the Non-U.S. holder is an individual who is present in the United States for 183 days or more during the taxable year of the redemption and certain other requirements are met.
Unless an applicable treaty provides otherwise, gain described in the first bullet point above generally will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. holder was a U.S. resident. A Non-U.S. holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a 30% rate (or such lower rate specified by an applicable income tax treaty) on its “effectively connected earnings and profits” for the taxable year, as adjusted for certain items.
Gain described in the second bullet point above generally will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which generally may be offset by U.S. source capital losses of the Non-U.S. holder, provided the Non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses.

Information Reporting and Backup Withholding
Generally, information reporting requirements may apply in connection with payments made to U.S. holders or Non-U.S. holders in connection with a redemption of Public Shares.
Backup withholding of tax (currently at a rate of 24%) generally will apply to cash payments to which a U.S. holder is entitled in connection with a redemption of Public Shares, unless the U.S. holder provides the applicable withholding agent with a properly completed and executed IRS Form W-9 providing such U.S. holder’s correct taxpayer identification number and certifying that such holder is not subject to backup withholding, or otherwise establishes an exemption. A Non-U.S. holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.
Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a U.S. holder or Non-U.S. holder generally will be allowed as a credit against such holder’s U.S. federal income tax liability, if any, and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.
THE DISCUSSION ABOVE IS BASED ON CURRENT LAW. LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL CHANGES OR INTERPRETATIONS, WHICH CAN APPLY RETROACTIVELY, COULD AFFECT THE ACCURACY OF THE STATEMENTS SET FORTH THEREIN. THIS DISCUSSION IS FOR GENERAL INFORMATION PURPOSES ONLY. IT DOES NOT ADDRESS TAX CONSIDERATIONS THAT MAY VARY WITH, OR ARE CONTINGENT ON, A HOLDER’S INDIVIDUAL CIRCUMSTANCES NOR THE APPLICATION OF ANY U.S. NON-INCOME TAX LAWS OR THE LAWS OF ANY STATE, LOCAL OR NON-U.S. JURISDICTION. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING SUCH MATTERS AND THE TAX CONSEQUENCES OF A REDEMPTION OF THEIR PUBLIC SHARES TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES.

BENEFICIAL OWNERSHIP OF SECURITIES
We have no compensation plans under which equity securities are authorized for issuance.
The following table sets forth information regarding the beneficial ownership of our ordinary shares as of the date of this Proxy Statement, by:
•	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;
•	each of our executive officers and directors; and
•	all of our executive officers and directors as a group.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Warrants as these warrants are not exercisable within 60 days of the date of this Proxy Statement.
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Outstanding Ordinary Shares
Ross Holding Company LLC	8,625,000(2)(3)(4)	63.1%
Wilbur L. Ross, Jr.	—	—
Stephen J. Toy	—	—
Nadim Z. Qureshi	—	—
Lord William Astor	*(7)	*
Larry Kudlow	*(8)	*
Edward A. Snyder	*(9)	*
All officers and directors as a group	8,625,000	63.1%
5%+ Holders
Glazer Capital, LLC(5)	2,464,431	38.6%
Radcliffe Capital Management, L.P.(6)	400,000	6.3%
*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the shareholders is 1 Pelican Lane, Palm Beach, Florida 33480.
(2)	The shares are held in the name of the Sponsor. The Sponsor is controlled by Wilbur L. Ross, Jr., Stephen J. Toy and Nadim Z. Qureshi, who are the Managing Members of the Sponsor.
(3)
Interests shown consist solely of Founder Shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares at the time of our initial business combination or earlier at the option of the holders thereof.

(4)
On March 16, 2021, the Sponsor awarded to each of our executive advisors a four-year option to purchase up to 100,000 Founder Shares (or 100,000 Class A ordinary shares) from the Sponsor for an exercise price of $9.50 (which exercise price may be reduced from $9.50 to $5.00 in certain circumstances). Any shares received are subject to the same transfer and lock-up restrictions otherwise applicable to the Sponsor.

(5)
According to a Schedule 13G filed on February 14, 2023, (i) Glazer Capital, LLC and (ii) Paul J. Glazer may share beneficial ownership of 2,464,431 Class A Ordinary Shares held by certain funds and managed accounts to which Glazer Capital, LLC serves as investment manager. Paul J. Glazer serves as the Managing Member of Glazer Capital, LLC with respect to the Class A Ordinary Shares reported herein. The address of the business office of Glazer Capital, LLC and Paul J. Glazer is 250 West 55th Street, Suite 30A, New York, New York 10019.

(6)
According to a Schedule 13G filed on March 14, 2023, (A) (i) Radcliffe Capital Management, L.P., (ii) RGC Management Company, LLC, (iii) Steven B. Katznelson and (iv) Christopher Hinkel share beneficial ownership of 400,000 Class A Ordinary Shares and (B) (i) Radcliffe SPAC Master Fund, L.P. and (ii) Radcliffe SPAC GP, LLC share beneficial ownership of 388,000 Class A Ordinary Shares. The principal business address of the aforementioned parties 50 Monument Road, Suite 300, Bala Cynwyd, PA 19004.

(7)	This includes 15,000 Class B ordinary shares underlying options that are immediately exercisable held by Lord William Astor.
(8)	This includes 15,000 Class B ordinary shares underlying options that are immediately exercisable held by Larry Kudlow.
(9)	This includes 15,000 Class B ordinary shares underlying options that are immediately exercisable held by Edward A. Snyder.
The Sponsor beneficially owns 63.1%% of the issued and outstanding ordinary shares. The Sponsor has the right to elect all of our directors prior to the consummation of our Initial Business Combination as a result of holding all of Class B ordinary shares. In addition, because of this ownership block, the Sponsor may be able to effectively influence the outcome of all matters requiring approval by our shareholders, including amendments to our Articles and approval of significant corporate transactions.

On January 22, 2021, the Sponsor paid $25,000, or approximately $0.003 per share, to cover certain expenses on our behalf in consideration of 8,625,000 Class B ordinary shares. The Class B ordinary shares will automatically convert into Class A ordinary shares, on a one-for-one basis, upon the completion of a Business Combination, or earlier at the option of the holder. The number of Class B ordinary shares issued was determined based on the expectation that the Class B ordinary shares would represent 20% of the outstanding ordinary shares upon completion of the IPO.
Concurrently with the completion of the IPO, the Sponsor purchased an aggregate of 5,933,333 Private Placement Warrants at a price of $1.50 per warrant, or $8.9 million in the aggregate. An aggregate of $345.0 million from the proceeds of the IPO and the Private Placement Warrants was placed in the Trust Account such that the Trust Account held $345.0 million at the time of closing of the IPO. Each whole Private Placement Warrant entitles the holder thereof to purchase one Class A ordinary shares at a price of $11.50 per share, subject to certain adjustments.

SHAREHOLDER PROPOSALS
We anticipate that the 2024 annual general meeting of shareholders will be held no later than September 30, 2024. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the shareholders at our 2024 annual general meeting of shareholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its office at 1 Pelican Lane, Palm Beach, Florida 33480 no later than May 3, 2024.
HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if as shareholders as of the Record Date, you and members of your family who reside at the same address prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if you share an address with another shareholder and together both of you would like to receive only a single set of our disclosure documents, you should follow these instructions:
•
If the shares are registered in your names, you should contact us by calling or writing the Company at the Company’s principal executive offices at 1 Pelican Lane, Palm Beach, Florida 33480, (561) 655-2615, Attn: Nadim Qureshi; or

•	If a bank, broker or other nominee holds your shares, you should contact the bank, broker or other nominee directly.
WHERE YOU CAN FIND MORE INFORMATION
The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at https://www.sec.gov.
If you would like additional copies of this Proxy Statement or if you have questions about the Proposals to be presented at the extraordinary general meeting, you may obtain these documents by requesting them from us in writing at 1 Pelican Lane, Palm Beach, Florida 33480, Attn: Nadim Qureshi.
If you are a shareholder of the Company and would like to request documents, please do so by no later than five business days prior to the extraordinary general meeting, in order to receive them before the extraordinary general meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
ROSS ACQUISITION CORP II

(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY
RESOLVED, as a special resolution, that articles 49.7 and 49.8 of the Amended and Restated Articles of Association of the Company be deleted and replaced as follows:
“49.7 In the event that the Company does not consummate a Business Combination by September 12, 2024 (or such earlier date as determined by the Board), or such later time as the Members may approve in accordance with the Articles, the Company shall:
(a)	cease all operations except for the purpose of winding up;
(b)
as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”
“49.8 In the event that any amendment is made to the Articles:
(a)
to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by September 12, 2024, or such later time as the Members may approve in accordance with the Articles; or

(b)	with respect to any other provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”
A-1

ROSS
Acquisition Corp. II

BROADRIDGE CORPORATE ISSUER SOLUTIONS
C/O ROSS ACQUISITION CORP II
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V30989-TBD KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

ROSS ACQUISITION CORP II

The Board of Directors recommends you vote FOR the following proposals:

Please indicate if you plan to attend this meeting. ☐ **Yes** ☐ **No**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

The Notice of Extraordinary General Meeting of Shareholders and the accompanying Proxy Statement is available at www.proxyvote.com.

V30990-TBD

ROSS ACQUISITION CORP II

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
[TBD]

The shareholder(s) hereby appoint(s) Wilbur L. Ross, Jr. and Stephen J. Toy, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of Ross Acquisition Corp II that the shareholder(s) is/are entitled to vote at the Extraordinary General Meeting of Shareholders to be held at the office of White & Case LLP, 1221 Avenue of the Americas, New York, NY 10020, and via a virtual meeting at www.virtualshareholdermeeting.com/ROSS2024SM, or at such other time, on such other date and at such other place to which the Extraordinary General Meeting of Shareholders may be adjourned or postponed. By signing this proxy, the shareholder(s) acknowledge(s) receipt of the Proxy Statement, dated [TBD] and revokes any prior proxy for the Extraordinary General Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE